CREDIT AGREEMENT
                                ----------------

         This Credit Agreement (this "Agreement") is entered into as of May 3, 2005 by and among, on the one hand, WINDSORTECH, INC., a Delaware corporation ("WindsorTech"), QUALTECH INTERNATIONAL CORPORATION, a Delaware corporation ("QIC") and QUALTECH SERVICES GROUP, INC., a Delaware corporation ("QSGI") (each, a "Borrower", and collectively, "Borrowers"), and, on the other hand, FIFTH THIRD BANK, an Ohio banking corporation ("Lender").

Section 1.        Definitions; Construction.
                  --------------------------

         1.1 Definitions. Certain capitalized terms have the meanings set forth on any exhibit hereto or in a Security Document. All financial terms used in this Agreement but not defined in the exhibits or in the other Loan Documents have the meanings given to them by GAAP. All other uncapitalized terms have the meanings given to them in the Uniform Commercial Code, as now or hereafter enacted in the State of Ohio. The following definitions are used herein:

                  "Affiliate" means, as to a Borrower, (a) any Person which, directly or indirectly, is in control of, is controlled by or is under common control with, such Borrower, or (b) any Person who is a director, officer, or employee (i) of such Borrower or (ii) of any Person described in the preceding clause (a). For purposes of this definition, "control" of a Person means the power, direct or indirect, (i) to vote 5% or more of the Ownership Interests having voting power for the election of directors of the Person or (ii) otherwise to direct or cause the direction of the management and policies of the Person, whether by contract or otherwise. Without limiting the generality of the foregoing, Micro Memory Bank, each officer and each director of a Borrower is an Affiliate of such Borrower.

                  "Borrower's Facilities" means, as to a Borrower, collectively, those facilities described on Schedule 1.1 which are owned or leased by such Borrower. "Borrower's Facility" means each of the foregoing facilities.

                  "Business Day" means any day on which commercial banks in Cincinnati, Ohio are required by law to be open for business. Periods of days referred to in this Agreement will be counted in calendar days unless Business Days are expressly prescribed.

                  "Closing Date" means May 3, 2005 or such later date as is mutually agreeable to Borrowers and Lender.

                  "Collection Accounts" has the meaning given in Section 2.2.

                  "Controlled Disbursement Accounts" has the meaning given in
Section 2.2.

                  "Current Board" means Robert Van Helmont, R. Keith Elliott, Marc Sherman, Edward L. Cummings and Seth A. Grossman.

                    "FIFO" means a first-in, first-out method of inventory cost accounting in accordance with GAAP.

                  "Financial Covenants" means each of the financial covenants contained in Sections 5.3, 5.10, 5.11, and 5.12.

                  "Fiscal Quarter" has the meaning given in Section 5.10.

                  "Fiscal Year" has the meaning given in Section 5.10.

                  "GAAP" means generally accepted accounting principles in the United States of America, consistently applied, as in effect at the time any determination is made or financial statement or information is required or furnished under this Agreement.

                  "Indebtedness" means all of a Person's indebtedness, obligations, and liabilities to any other Person, including: (a) the Obligations in respect of Borrowers, including any and all Rate Management Obligations, (b) all indebtedness, obligations, and liabilities of each Borrower under each Guaranty executed by such Borrower for the benefit of Lender and Lender's affiliates, (c) all indebtedness, obligations and liabilities of any Person secured by a Lien on property owned by a Person, even though such Person has not assumed or become liable for the payment therefor, (d) all indebtedness, obligations, or liabilities created or arising under any guaranty or any lease of real or personal property, or conditional sales contract or other title retention agreement with respect to property used or acquired by a Person, even though the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property, and (e) all other debts, claims and indebtedness, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, however evidenced, created, incurred, acquired or owing and however arising, whether under written or oral agreement, operation of law, or otherwise.

                  "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, charge, security interest, encumbrance, lien (statutory or other), or any preference, priority or other security agreement or any preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any lease deemed under the Uniform Commercial Code to be intended for security, and the authorized filing by or against a Person as debtor of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

                  "Loan Collateral" means, collectively, the Collateral (as defined in each of the Security Agreements), the Stock Collateral (as defined in the each of the Pledge Agreements) and any other security or collateral provided from time to time by, or on behalf of, a Borrower or any other Person for the Obligations.

                  "Loan Documents" means, collectively, this Agreement, the Notes, the Security Documents, each Guaranty executed by such Borrower for the benefit of Lender and Lender's affiliates, the Rate Management Agreements, and any subordination agreement entered into for the benefit of Lender respecting Subordinated Indebtedness, and every other document or



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


agreement executed by any Person evidencing, governing, guarantying or securing any of the Obligations, and "Loan Document" means any one of the Loan Documents, and as now in effect or as at any time after the date of this Agreement amended, modified, supplemented, restated, or otherwise changed and any substitute or replacement agreements, instruments, or documents accepted by Lender or an affiliate of Lender.

                  "Loans" means the Revolving Loans (as defined in Section 2.1) and any other loans or other extensions of credit or financial accommodations from time to time from Lender or its affiliates to any one or more of Borrowers.

                  "Material Adverse Effect" means a material adverse effect, as determined by Lender in good faith, on (a) any Borrower's: (i) business, property, assets, operations, prospects or condition, financial or otherwise or
(ii) ability to perform any of its payment covenants, the Financial Covenants or other negative covenants in Section 5, or other material obligations under this Agreement or any of the other Loan Documents, (b) the recoverable value of the Loan Collateral or Lender's rights or interests therein, (c) the enforceability of any of the Loan Documents, or (d) the ability of Lender to exercise any of its rights or remedies under the Loan Documents or by law provided.

                  "Notes" means the Revolving Note (as defined in Section 2.1) and any other promissory note made from time to time by a Borrower in favor of Lender to evidence any of the Obligations.

                  "Obligations" means the Loans, the Rate Management Obligations, all other loans, advances, and Indebtedness of any one or more of Borrowers owed to any one or more of Lender, the affiliates of Lender and the other affiliates of Fifth Third Bancorp of every kind and description, whether now existing or hereafter arising, including those owed by a Borrower to others and acquired by Lender or any affiliate of Fifth Third Bancorp, by purchase, assignment or otherwise, whether direct or indirect, primary or as guarantor or surety, absolute or contingent, liquidated or unliquidated, matured or unmatured, related or unrelated, whether arising out of overdrafts on checking, deposit or other accounts or electronic funds transfers (whether through wire transfers, automatic clearing houses or otherwise) or out of Lender's non-receipt of, or inability to collect, funds or otherwise not being made whole in connection with depository transfer checks or other similar arrangements, and whether or not secured by additional collateral, and including all liabilities, obligations and Indebtedness arising under this Agreement and the other Loan Documents, all obligations under all treasury and cash management agreements, all obligations with respect to any credit or debit cards issued by Lender (or any affiliate of Lender), all obligations to perform or forbear from performing acts, all amounts represented by letters of credit now or hereafter issued by Lender for the benefit of or at the request of a Borrower, and all expenses and reasonable attorneys' fees incurred by Lender and any affiliate of Fifth Third Bancorp under this Agreement or any other Loan Document.

                  "Ownership Interest" means all shares, interests, participations, rights to purchase, options, warrants, general or limited partnership interests, limited liability company interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or nonvoting, including common stock,




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preferred stock or any other "equity security" (as such term is defined in Rule
3a11-1 of the Rules and Regulations promulgated by the Securities and Exchange Commission (17 C.F.R. ss. 240.3a11-1) under the Securities and Exchange Act of 1934, as amended).

                  "Permitted Liens" has the meaning given in Section 3.9.

                  "Person" means any individual, partnership, joint venture, trust, limited liability company, business trust, joint stock company, unincorporated association, corporation, institution, entity, or any governmental authority.

                  "Pledge Agreements" means collectively, each Stock Pledge Agreement dated as of the date of this Agreement executed by WindsorTech in favor of Lender and Lender's affiliates.

                  "Rate Management Agreement" means any agreement, device or arrangement providing for payments which are related to fluctuations of interest rates, exchange rates, forward rates, or equity prices, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and any agreement pertaining to equity derivative transactions (e.g., equity or equity index swaps, options, caps, floors, collars and forwards), including any ISDA Master Agreement between a Borrower and Lender or any affiliate of Fifth Third Bancorp, and any schedules, confirmations and documents and other confirming evidence between the parties confirming transactions thereunder, all whether now existing or hereafter arising, and in each case as amended, modified or supplemented from time to time.

                  "Rate Management Obligations" means any and all obligations of a Borrower to Lender or any affiliate of Fifth Third Bancorp, whether absolute, contingent or otherwise and howsoever and whensoever (whether now or hereafter) created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under or in connection with
(i) any and all Rate Management Agreements, and (ii) any and all cancellations, buy-backs, reversals, terminations or assignments of any Rate Management Agreement.

                  "Revolving Loan Availability" means, as at any time, an amount, in U.S. dollars, equal to:

                  (a) an amount equal to the lesser of: (i) the then Borrowing Base or (ii) $4,250,000;

         less (b) the then aggregate outstanding principal amount of all Revolving Loans and all due but unpaid interest on the Loans, and all fees, commissions, expenses and other charges posted to Borrowers' loan account(s) with Lender.

                  "Security Agreements" means, collectively, each Security Agreement dated as of the date of this Agreement between a Borrower and Lender.




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


                  "Security Documents" means the Security Agreements, the Pledge Agreements, and all security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust and other documents executed in connection with this Agreement and granting to Lender or Lender's affiliates Liens on the Loan Collateral, together with all financing statements and other documents necessary to record or perfect the Liens granted by any of the foregoing.

                  "Subject Canadian Provinces" means the following provinces in
Canada: British Columbia, Alberta, Saskatchewan, Manatoba, Ontario and Yukon.

                  "Subordinated Indebtedness" means Indebtedness that is fully subordinated to the Obligations pursuant to a subordination agreement in a form acceptable to Lender (provided that nothing in this Agreement shall be deemed to be consent by Lender to the issuance of such Indebtedness, Borrowers agreeing that the issuance of any such Indebtedness shall be subject to the prior written consent of Lender).

                  "Subsidiary" means any Person as to which any Person owns, directly or indirectly at least 50% of the outstanding shares of Ownership Interests or other interests having ordinary voting power for the election of directors, officers, managers, trustees or other controlling Persons.

                  "Termination Date" means the earlier of (i) April 1, 2007 or
(ii) the date upon which the entire outstanding balance under the Revolving Note shall become due pursuant to the provisions hereof (whether as a result of acceleration by Lender or otherwise).

         1.2 Construction. "Hereunder," "herein," "hereto," "this Agreement" and words of similar import refer to this entire document; "including" is used by way of illustration and not by way of limitation, unless the context clearly indicates the contrary; the singular includes the plural and conversely; and any action required to be taken by a Person is to be taken promptly, unless the context clearly indicates the contrary. The term "good faith" means honesty in fact in the conduct or transaction concerned. The definition of any agreement, document or instrument includes all schedules, attachments and exhibits thereto and all renewals, extensions, supplements, modifications, restatements and amendments thereof but only to the extent such renewals, extensions, supplements, modifications, restatements or amendments thereof are not prohibited by the terms of any Loan Document. All references to statutes include
(a) all regulations promulgated thereunder, (b) any amendments of such statutes or regulations promulgated thereunder, and (c) any successor statutes and regulations, including any comparable provision of the applicable statute, ordinance, code, regulation or other law as amended or superseded after the date of this Agreement.

Section 2.        Loans.
                  -----

         2.1. Revolving Loans. (a) Subject to the terms and conditions hereof and in reliance upon the representations and warranties of Borrowers herein, Lender hereby extends to Borrowers a line of credit facility (the "Line of Credit") pursuant to which Lender will make loans to Borrowers on a revolving basis upon Borrowers' request from time to time during the



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


term of this Agreement (the "Revolving Loans") in an amount not exceeding, in the aggregate, the lesser of: (i) $4,250,000 (the "Revolving Commitment") or
(ii) the Borrowing Base. Lender may create and maintain reserves against the Borrowing Base from time to time based on such credit and collateral considerations as Lender may deem appropriate to reflect contingencies or risks which may adversely affect any or all of the Loan Collateral, the business, operations, financial condition or business prospects of a Borrower or the security of the Obligations. Borrowers may borrow, repay, in whole or in part, and reborrow under the Line of Credit; provided that if Revolving Loan Availability shall at any time be less than zero dollars (such condition being an "Overadvance"), Borrowers shall immediately, without demand or notice, reduce the then outstanding balance of the Revolving Loans so that such Overadvance shall no longer exist.

                  (b) The initial advance under the Line of Credit shall be used to pay for closing costs. Proceeds of the Line of Credit remaining after the payment of closing costs, and the future proceeds of the Line of Credit, shall be used by Borrowers solely for general working capital purposes.

                  (c) Borrowers shall execute and deliver to Lender a Revolving Credit Promissory Note in the form of Exhibit 2.1 (the "Revolving Note"), dated as of the date of this Agreement, in the principal amount of $4,250,000, and bearing interest at such rates, and payable upon such terms, as specified in the Revolving Note.

                  (d) The entire unpaid balance of the Line of Credit, plus all accrued and unpaid interest, any other charges, advances and fees, if any, outstanding with respect to the Revolving Loans and all other Obligations shall be due and payable in full on the Termination Date. Subject to the terms of the Revolving Note, Borrowers may prepay the Revolving Note in whole or part at any time.

                  (e) "Borrowing Base" means, as of the relevant date of determination, the sum of (i) 80% of the net amount of Eligible Accounts (i.e., less sales, excise or similar taxes, and less returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed), plus (ii) 40% of the net amount of Eligible Inventory valued at the lower of fair market value or cost based on FIFO; provided, however, that (A) in the event a Borrower provides Lender with evidence of a binding purchase or order from a customer of a Borrower in advance of a funding request that identifies specific Inventory to be purchased, the advance rate for such Inventory shall be increased to 60% for a period until the earlier to occur of (1) sixty days from the date such Inventory is purchased by such Borrower; (2) the date such Inventory no longer remains subject to a binding purchase order or (3) the date such Inventory is sold; (B) the portion of the Borrowing Base attributable to Eligible Inventory shall not exceed $1,500,000 at any time; and (C) the dilution percentage with respect to Borrowers' Eligible Accounts (i.e., reductions in the amount of Accounts because of returns, discounts, price adjustments, credit memoranda, credits, contras, allowances and other similar offsets) may not increase above 5%. If the dilution percentage increases above 5%, then Lender will have the right, to be exercised in good faith, to decrease the advance rate against Eligible Accounts during that time period that the dilution percentage is above 5%.




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                  (f) "Eligible Accounts" means, as of the relevant date of
determination, those trade accounts owned solely by such Borrower, evidenced by such Borrower's standard invoice therefor, payable in cash in U.S. dollars and which arise out of an outright, bona fide, lawful and final sale of finished goods Inventory or the provision of services in each case in the ordinary course of such Borrower's business as presently conducted by it to a Person who has issued a valid and binding purchase order therefor to such Borrower, and with respect to which the services covered thereby have been rendered and accepted by the account debtor or its designee or the finished goods Inventory covered thereby have been delivered to the account debtor or its designee and accepted by such account debtor or designee, (i) that are due and payable within 30 days after the invoice date, (ii) that are subject to the first priority security interest of Lender and are not subject to any Lien of any other Person, (iii) that strictly comply with all of Borrowers' warranties and representations to Lender in the Loan Documents, and (iv) with regard to which Borrowers strictly comply with their covenants with Lender in the Loan Documents; provided that Eligible Accounts shall not include the following: (A) Accounts with respect to which more than 90 days have elapsed since the date of the original invoice applicable thereto; (B) Accounts with respect to which the account debtor is another Borrower or any other Affiliate of a Borrower; provided that, with respect to an Affiliate (other than one that is an Affiliate as a result of its affiliation with an officer, director or employee of a Borrower) that is an Affiliate by virtue of acquisition of Ownership Interests of WindsorTech, the reference to "5%" in the definition of Affiliate shall, solely for purposes of this clause (B), be deemed to be a reference to "20%", (C) Accounts with respect to which the account debtor is not a resident of the United States with respect to an individual and with respect to other Persons, is not organized and qualified to do business under the laws of any State of the United States or the Subject Canadian Provinces; (D) Accounts with respect to which the account debtor is the United States or any department, agency or instrumentality of the United States unless the applicable Borrower has assigned its interests in such Accounts to Lender pursuant to the Federal Assignment of Claims Act or Lender has expressly waived that requirement with respect to specific Accounts; (E) Accounts with respect to which the account debtor is any State of the United States or any city, town municipality or division thereof that requires (1) a Borrower to support its obligations to such account debtor with a performance bond issued by a surety company or (2) Lender to comply with any State or municipal assignment of claims law or equivalent; (F) Accounts that are, or may be, subject to set-off by the account debtor or contras (except discounts allowed for prompt payment); provided that the net amount owed by such account debtor to Borrowers in respect of such Account, as determined by Lender in its discretion exercised in good faith, will, if otherwise eligible, be an Eligible Account; (G) Accounts owing from any single account debtor to the extent, as of any date, that the total amount of such account debtor's Indebtedness to Borrowers exceeds 25% of the face amount (less maximum discounts, credits and allowances which may be taken by, or granted to, such account debtor in connection therewith) of the then outstanding Eligible Accounts of Borrowers;
(H) Accounts owed by a particular account debtor when 25% or more of the total Accounts of such account debtor are more than ninety (90) days past the invoice date thereof or are otherwise ineligible under the terms of this definition; (I) Accounts owed by an account debtor which does not meet Lender's standards of creditworthiness, in Lender's judgment exercised in good faith; (J) Accounts owed by any account debtor which has filed or has had filed against it or its affiliates a petition for bankruptcy, insolvency, reorganization or any other type of relief under insolvency laws; (K) Accounts owed by an account debtor which has made an assignment for the benefit of creditors; (L) Accounts with




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respect to which the account debtor (the "Subject Customer") is located in any one or more of New Jersey, Minnesota, or West Virginia, unless, (1) with respect to Accounts with respect to which the Subject Customer is located in New Jersey, the applicable Borrower has properly qualified to do business in New Jersey or has filed a Notice of Business Activities Report with the New Jersey Division of Taxation for the then current year, (2) with respect to Accounts with respect to which the Subject Customer is located in Minnesota, the applicable Borrower has properly qualified to do business in Minnesota or has filed a Notice of Business Activities Report with the Minnesota Division of Taxation for the then current year, or (3) with respect to Accounts with respect to which the Subject Customer is located in West Virginia, the applicable Borrower has filed, or is exempt from filing, a Business Activity Report with the Tax Commissioner of the State of West Virginia for the then current year; (M) Accounts with respect to which the terms or conditions prohibit or restrict assignment or collection rights or which are evidenced by a promissory note, chattel paper or other instrument or which are subject to progress billing or are prepaid contracts; and (N) Accounts deemed to be ineligible by Lender based upon such other credit and collateral considerations as Lender may deem appropriate, in Lender's judgment exercised in good faith. Accounts which are deemed to be Eligible Accounts, but which subsequently fail to meet the foregoing criteria for Eligible Accounts, shall immediately cease to be Eligible Accounts for the purpose of determining the Borrowing Base.

                  (g) "Eligible Inventory" means, as of the relevant date of determination, Inventory owned solely by a Borrower and held at a Borrower's Facility which is comprised of (i) finished goods, in each case sold by such Borrower in the ordinary course of business as presently conducted by it and
(ii) raw materials that will be converted or fabricated into finished goods in the ordinary course of such Borrower's business as presently conducted by it and excluding: (A) raw materials comprised of hazardous materials and any work-in-process; (B) obsolete, slow-moving or unsalable items of Inventory or any reserves established in Borrowers' financial statements delivered to Lender in respect of any Inventory; (C) any Inventory in which Lender does not have a valid, first priority and fully perfected security interest; (D) Inventory located outside the continental United States; (E) any Inventory (1) not in the actual possession and control of a Borrower or (2) located at any leased location, public warehouse or any other location owned or controlled by a third party except (subject to any additional requirements imposed by Lender, in its discretion exercised in good faith, to protect such Borrower's title thereto or Lender's Lien thereon): (x) Eligible Inventory in the possession of a warehouseman or other bailee (including an Inventory processor) if Lender has received a bailee waiver letter acceptable to Lender from such warehouseman or bailee and such warehousemen or bailee has not issued a negotiable document of title as to any of the Eligible Inventory and (y) Eligible Inventory located on premises leased by a Borrower if Lender has received a landlord's waiver acceptable to Lender with respect to such premises; (F) any Inventory subject to a Lien (exclusive of the Liens to the extent expressly permitted by Section 3.9(a)) or subject to a claim of title by a government authority under 48 C.F.R.
Section 52.232.16; (G) Inventory which consists of supplies, packaging or hazardous substances under applicable law; (H) Inventory which has been consigned to or by a Borrower or has been sold to a Borrower in any sale on approval or sale and return transaction; (I) Inventory that is in transit to or from a Borrower's Facility other than Inventory that is in transit from a Borrower's Facility to another Borrower's Facility and that is in transit for less than 3 days; (J) Inventory (1) with respect to which insurance proceeds are not payable to Lender as loss payee in accordance with the Loan



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


Documents or (2) which is subject to a negotiable warehouse receipt or other negotiable instrument; (K) Inventory that is subject to any trademark, trade name, patent or licensing arrangement, any contractual arrangement, or any law, rule or regulation that could, in any instance in Lender's judgment exercised in good faith, limit or impair the ability of Lender to promptly exercise any of its rights with respect thereto; and (L) any other Inventory deemed ineligible by Lender, in its discretion exercised in good faith, based on such credit and collateral considerations as Lender may deem appropriate. Inventory which is deemed to be Eligible Inventory, but which subsequently fails to meet the foregoing criteria for Eligible Inventory, shall immediately cease to be Eligible Inventory for the purpose of determining the Borrowing Base.

         2.2      Funding of Revolving Loans; Lock Boxes; Collections.
                  ---------------------------------------------------

                     (a) Prior to the Termination Date and subject to the other terms and conditions of this Agreement, all disbursements of Revolving Loans will initially be made into a non-interest bearing, disbursement funding account maintained at Lender or an affiliate of Lender (the "Funding Account") structured and utilized for that purpose in accordance with Lender's (or as applicable, the applicable Lender affiliate's) policies and procedures, current account number 7430164280. Prior to the Termination Date and subject to the other terms and conditions of this Agreement, funds in the Funding Account will then be made available to Borrowers via an applicable non-interest bearing controlled disbursement account maintained by Borrowers at Lender or an affiliate of Lender (collectively, the "Controlled Disbursement Accounts") in accordance with Lender's (or as applicable, the applicable Lender's affiliate's) policies and procedures (current account numbers 7480496228 for Windsortech, 7480496285 for QSGI and 7480496343 for QIC); however, Lender may, at any time hereafter, elect not to credit proceeds of Revolving Loans to the applicable Controlled Disbursement Account, but Lender instead may establish non-controlled disbursement account or accounts (such as an operating account but exclusive of the Funding Account) for Borrowers at Lender or an affiliate of Lender and disburse proceeds of the Revolving Loans by crediting such non-controlled disbursement account(s) of Borrower(s) at Lender or an affiliate of Lender. Borrowers hereby authorize Lender without any further written or oral request of Borrowers to make advances of Revolving Loans to Borrowers in amounts necessary for the payment of checks and other items drawn on, and debits by Lender of, the applicable Controlled Disbursement Account as such checks and other items ("Presentments") are presented to Lender or the applicable Lender affiliate for payment, and debits are made by Lender, subject to the terms and conditions of this Agreement. In addition to advances of Revolving Loans made pursuant to Lender's (or as applicable, Lender's affiliate's) controlled disbursement account system, Lender will, from time to time prior to the Termination Date and subject to the other terms and conditions of this Agreement, make advances of Revolving Loans via wire transfers or ACH payments so long as a Borrower has given Lender written notice, via facsimile transmission, electronic mail or otherwise, no later than 1:00 p.m. Cincinnati, Ohio time on the date Borrowers shall request that such Revolving Loan be advanced in the case of wire transfers and any other deadline imposed by Lender from time to time for ACH payments. The making of each Revolving Loan, whether via the controlled disbursement account system or a written request by a Borrower, will be deemed to be a representation by Borrowers that (i) the Revolving Loan will not violate the terms of Section





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2.1 and (ii) all Eligible Inventory and Eligible Accounts then comprising the
Borrowing Base meet all of Lender's criteria for Eligible Inventory and for Eligible Accounts.

                  (b) Borrowers have established through Lender, and will continue the use of, the post office boxes at the U.S. Post Office bearing the addresses: __________, PO Box ______, Cincinnati, Ohio 45263-______, for
WindsorTech, __________, PO Box ______, Cincinnati, Ohio 45263-______, for QIC and __________, PO Box ______, Cincinnati, Ohio 45263-______, for QSGI, or such other address or addresses as Lender may notify Borrowers from time to time (collectively, the "Lock Boxes"). Borrowers will notify all of their respective customers and account debtors to forward all checks, drafts, money orders, and other items, cash and other remittances of every kind due the applicable Borrower ("Remittances") to the applicable Lock Box (such notices to be in such form and substance as Lender may require from time to time). Lender will have sole access to the Lock Boxes at all times, and Borrowers will take all action necessary to grant Lender such sole access. At no time will any Borrower remove any item from the Lock Boxes without Lender's prior written consent, and no Borrower will notify any customer or account debtor to pay any Remittance to any other place or address without Lender's prior written consent. If a Borrower should neglect or refuse to notify any customer or account debtor to pay any Remittance to the applicable Lock Box, Lender will be entitled to make such notification. Upon retrieval of Remittances and other proceeds of Accounts and other Loan Collateral from the applicable Lock Box, Lender will deposit the same into the applicable collection, non-interest bearing DDA depository account maintained at Lender, current account number 7430162052 for WindsorTech, 7430162060 for QIC and 7430164140 for QSGI (collectively, the "Collection Accounts"). Any Remittance or other proceeds of Accounts or other Loan Collateral received by a Borrower shall be deemed held by such Borrower in trust and as fiduciary for Lender, and such Borrower immediately shall deliver the same, in its original form, to Lender by overnight delivery for deposit into the applicable Lock Box or any local branch of Lender or an affiliate of Lender. Pending such deposit, such Borrower will not commingle any such Remittance or other proceeds of Accounts or other Loan Collateral with any of any Borrower's other funds or property, but such Borrower will hold it separate and apart therefrom in trust for Lender until delivery is made to Lender by overnight delivery carrier as described above. All deposits to the Lock Boxes and the Collection Accounts will be Lender's property to be applied against the Obligations in such order and method of application as may be elected by Lender in its discretion exercised in good faith and will be subject only to the signing authority designated from time to time by Lender, and Borrowers shall have no interest therein or control over such deposits or funds. Borrowers shall have no interest in the Lock Boxes or the Collection Accounts nor control over the deposits or funds therein, and Lender shall have sole access to the Collection Accounts and the Lock Boxes.

                  (c) Each Business Day, Lender will, or will cause the applicable Lender affiliate, automatically and without notice, request or demand by Borrowers, in accordance with Lender's (or as applicable, the applicable Lender affiliate's) automatic sweep program, transfer all collected and available funds in the Collection Accounts for application against the unpaid principal balance of all Revolving Loans. Pursuant to that automatic sweep program, Lender will either make Revolving Loans to the extent necessary to cover Presentments to the Controlled Disbursement Accounts or to maintain a minimum collected, positive (i.e., "peg") balance in the Funding Account of $100,000 at all times; however, in no event will the principal amount of the Revolving Loans advanced pursuant to the herein described automatic sweep program exceed the maximum available amount provided for in
Section 2.1(a). Without limitation of the provisions in the Security Agreements, and without limitation to the provisions relating to the ownership of the Lock Boxes, the Collection Accounts and the deposits and funds therein, Lender shall have, and Borrowers hereby grant to Lender, a Lien on all funds held in the Funding Account, the Controlled Disbursement Accounts, the Collection Accounts and Lock Boxes as security for the Obligations. The Funding Account, Controlled Disbursement Accounts, and Collection Accounts will not be subject to any deduction, set-off, banker's lien or any other right in favor of any Person other than Lender or an affiliate of Lender. If any Remittance deposited in the Collection Accounts is dishonored or returned unpaid for any reason, Lender, in its discretion, may charge the amount of such dishonored or returned Remittance directly against Borrowers and any account maintained by any Borrower with Lender or the applicable Lender affiliate and such amount shall be deemed part of the Obligations. Neither Lender nor the applicable Lender affiliate shall be liable for any loss or damage resulting from any error, omission, failure or negligence on the part of Lender or the applicable Lender affiliate with respect to the operation of the Funding Account, Controlled Disbursement Accounts, Collection Accounts, the Lock Boxes, or the services to be provided by Lender or the applicable Lender affiliate under this Agreement except to the extent, but only to the extent, of any direct damages, as opposed to any consequential, special or lost profit damages suffered by a Borrower from gross negligence or willful misconduct of Lender or the applicable Lender affiliate. Until a payment is received by Lender for Lender's account in finally collected funds, all risks associated with such payment will be borne solely by Borrowers.

                  (d) For the purposes of calculating interest, determining Revolving Loan Availability and the amount of Eligible Accounts, all Remittances and other proceeds of Accounts and other Loan Collateral deposited into the Collection Accounts shall be credited (conditional on final collection) against the outstanding Revolving Loan balance and the then Eligible Accounts as funds become collected and available in accordance with Lender's funds availability policies from time to time in effect.

                  (e) From time to time, Lender or the applicable Lender affiliate may adopt such regulations and procedures and changes as it may deem reasonable and appropriate with respect to the operation of the Funding Account, the Controlled Disbursement Accounts, the Collection Accounts, the Lock Boxes, the automatic sweep program and the other services to be provided by Lender or the applicable Lender affiliate under this Agreement, and such regulations, procedures and changes need not be reflected by an amendment to this Agreement in order to be effective.

                  (f) All service charges and costs related to the establishment and maintenance of the Funding Account, the Controlled Disbursement Accounts, the Collection Accounts, the Lock Boxes, the automatic sweep program, and Lender's and its affiliates' treasury and cash management services shall be the sole responsibility of Borrowers, whether the same are incurred by Lender, Lender's affiliates or Borrowers, and Lender, at its discretion, may charge the same against Borrowers and any account maintained by Borrowers with Lender or the applicable Lender affiliate and the same shall be deemed part of the Obligations.

         2.3      Payment; Time of Payment; Late Payments.

                  (a) Borrowers jointly and severally promise to pay and to perform, observe and comply with when due all of the Obligations. All payments to be made by Borrowers on account of the Obligations will be made by Borrowers without setoff, deduction, offset, recoupment or counterclaim in immediately available funds. Borrowers shall make all payments of principal, interest and all other Obligations no later than 2:00 p.m., Cincinnati, Ohio time, on the Business Day such payments are due; any and all amounts paid after such time shall be credited on the next Business Day. As an accommodation to Borrowers, on the date any payment of interest or principal of the Loans, or any fee, charge or other Obligation is due, Lender is hereby authorized, in its discretion, to charge such amounts to Borrowers' loan account(s) with Lender as an advance under the Line of Credit. All payments by Borrowers under this Agreement will be in lawful money of the United States of America, and, unless otherwise provided in this Agreement or instructed by Lender in writing from time to time, Borrowers will make all payments required under this Agreement and under any of the other Loan Documents in immediately available funds to an account designated by Lender from time to time.

                  (b) All Obligations shall, after the occurrence and during the continuance of an Event of Default, bear interest at the Default Rate without notice to Borrowers; provided that this Section 2.3(b) shall not be deemed to constitute a waiver of any Event of Default or an agreement by Lender to permit any late payments whatsoever. "Default Rate" means the applicable rates of interest set forth in the Revolving Note plus an additional 3.0% per annum. In no event shall the interest rate accruing under the Revolving Note be increased to be in excess of the maximum interest rate permitted by applicable state or federal usury laws then in effect.

         2.4 One General Obligation; Cross-Collateralized. All advances of credit to, or for the benefit of, Borrowers under this Agreement and under any other Loan Document constitute one loan, and all of the Obligations constitute one obligation. The Loans and all other advances or extensions of credit to, or for the benefit of, Borrowers under this Agreement or the other Loan Documents and all other Obligations are made on the security of all of the Loan Collateral. The limits on outstanding advances against the Borrowing Base are not intended and shall not be deemed to limit in any way Lender's security interest in, or other Liens on, the Accounts, Inventory, Equipment, General Intangibles, or any other Loan Collateral.

         2.5 Unused Line Fee. Commencing on July 1, 2005 and continuing on the first day of each and every calendar quarter thereafter until the Obligations are fully paid and satisfied (and, as applicable, on the date this Agreement is terminated), Borrowers will pay to Lender a fee ("Unused Line Fee") in an amount equal to the result obtained by multiplying (i) the difference between (a) $4,250,000 and (b) the average daily Revolving Loans advanced to Borrowers during the preceding calendar quarter (or portion thereof during which any portion of the Revolving Loans was outstanding or during which this Agreement was in full force and effect) for which the Unused Line Fee is being determined by (ii) the result obtained (expressed as a percentage) by multiplying 0.50% by a fraction, the numerator of which is the sum of days in such calendar quarter during which this Agreement was in full force and effect (or during which any portion of the Revolving Loans was outstanding) and the denominator of which is 360.

         2.6 Closing Fee. Borrowers shall pay to Lender on the date that Borrowers sign a disbursement letter authorizing the initial advance of the Revolving Loans and such initial disbursement is made a closing fee in the amount of $25,000 (the "Closing Fee"). The Closing Fee is fully-earned and non-refundable as of the date paid.

         2.7 Consolidated Borrowings. To induce Lender to enter into this Agreement and to make Loans in the manner set forth in this Agreement, each Borrower hereby represents, warrants, covenants and states to Lender that: (i) Borrowers are substantially dependent upon each other for their respective working capital, strategic management, financial needs and technology; (ii) Borrowers desire to utilize their borrowing potential on a consolidated basis, to the extent(s) possible as if they were merged into a single entity and, consistent with realizing such potential, to make available to Lender security commensurate with the amount and nature of their aggregate borrowings; (iii) each of Borrowers has determined that it will benefit specifically and materially from the advances of credit contemplated by this Agreement and that under a joint and several loan facility it is able to obtain financing on terms more favorable than otherwise available to it separately; and (iv) Borrowers have requested and bargained for the structure and terms of and security for the advances contemplated by this Agreement.

         2.8 Joint Obligations. The obligations of Borrowers under the Loan Documents are joint, several and primary. No Borrower will be or be deemed to be an accommodation party with respect to any of the Loan Documents. For purposes of advancing funds, rendering statements, receiving requests from, giving notices to, or otherwise communicating with Borrowers or in Lender's administration of this loan transaction, each Borrower hereby authorizes Lender and its affiliates to treat WindsorTech as the sole agent for all Borrowers under the Loan Documents and to deal with it exclusively, and any act done or omitted or any document, certificate, or instrument executed or delivered by WindsorTech will be binding on each Borrower.

Section 3.        Representations And Warranties.
                  -------------------------------

         Each Borrower hereby warrants and represents to Lender the following:

         3.1 Organization and Qualification. (a) WindsorTech is a duly organized and validly existing corporation under the laws of the State of Delaware, has the power and authority to carry on its business and to enter into and perform this Agreement and the other Loan Documents to which it is a party or otherwise bound, and is qualified and licensed to do business in each jurisdiction in which the failure to be so qualified and in good standing would have a Material Adverse Effect; (b) QIC is a duly organized and validly existing corporation under the laws of the State of Delaware, has the power and authority to carry on its business and to enter into and perform this Agreement and the other Loan Documents to which it is a party or otherwise bound, and is qualified and licensed to do business in each jurisdiction in which the failure to be so qualified and in good standing would have a Material Adverse Effect; and (c) QSGI is a duly organized and validly existing corporation under the laws of the State of Delaware, has the power and authority to carry on its business and to enter into and perform this Agreement and the other Loan Documents to which it is a party or otherwise bound, and is qualified and licensed to do business in each jurisdiction in which the failure to be so qualified and in good standing would have a Material Adverse Effect.

         3.2 Due Authorization. The execution, delivery and performance by each Borrower of this Agreement, the Notes and the other Loan Documents to which it is a party or otherwise bound have been duly authorized by all necessary corporate action, and shall not contravene any law or any governmental rule or order binding on any Borrower, certificate of incorporation, bylaws or other governing documents of any Borrower, nor violate any agreement or instrument by which any Borrower is bound nor result in the creation of a Lien on any assets of any Borrower except the Lien granted to Lender under the Loan Documents. Each Borrower has duly executed and delivered to Lender this Agreement and the other Loan Documents to which it is a party or otherwise bound and they are valid and binding obligations of each Borrower enforceable according to their respective terms, except as limited by equitable principles and by bankruptcy, insolvency or similar laws affecting the rights of creditors generally. No notice to, or consent by, any governmental body is needed in connection with this transaction.

         3.3 Litigation. Except as set forth in Schedule 3.3, there are no suits or proceedings pending or threatened against or affecting any Borrower, and no proceedings before any governmental body are pending or threatened against any Borrower.

         3.4 Margin Stock. No part of the Loans shall be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock. If requested by Lender, Borrowers shall furnish to Lender statements in conformity with the requirements of Federal Reserve Form U-1.

         3.5 Business; Supplier and Distribution Agreements. Except as set forth in Schedule 3.5, no Borrower is a (a) party to or subject to any contract or agreement containing a covenant not to compete binding upon a Borrower in any line of business with any Person; or (b) party to a distribution or supplier agreement with any supplier of Inventory to such Borrower which limits the disposition of Inventory by such Borrower or its successors, assigns or creditors.

         3.6 Licenses, etc.. Each Borrower has obtained any and all licenses, permits, franchises, governmental authorizations, patents, trademarks, copyrights or other rights necessary for the ownership of its properties and the conduct of its business, which, if not so obtained by such Borrower, could reasonably be expected to have a Material Adverse Effect. All of the foregoing are in full force and effect, and none of the foregoing are in known conflict with the rights of others such that it would have a Material Adverse Effect.

         3.7 Laws and Taxes. Each Borrower is in compliance with all laws, regulations, rulings, orders, injunctions, decrees, conditions or other requirements applicable to or imposed upon such Borrower by any law or by any governmental authority, court or agency except for such violations which could not reasonably be expected to have a Material Adverse Effect. Each Borrower has filed all required tax returns and reports (or filed appropriate extensions therefor) that are now required to be filed by it in connection with any federal, state and local tax, duty or charge levied, assessed or imposed upon such Borrower or its assets, including unemployment, social security, and real estate taxes. Each Borrower has paid all taxes which are now due and payable. No taxing authority has asserted or assessed any additional tax liabilities against any Borrower which are outstanding on the Closing Date, and no Borrower has filed for any extension of time for the payment of any tax. There are not in effect any waivers of applicable statutes of limitations for federal, foreign, state or local taxes for any period. No Borrower is a party to any tax-sharing agreement or arrangement. Each Borrower's fiscal year is from January 1 to December 31.

         3.8 Financial Condition. All financial information relating to Borrowers which has been or may hereafter be delivered by Borrowers or on their behalf to Lender is and will be true and correct and fairly presents and will present in all material respects the financial condition and results of operations of Borrowers at the date and for the period indicated therein and has been prepared in accordance with GAAP. No Borrower has any material Indebtedness of any kind not disclosed in that financial information. There has not occurred any change in the financial condition of any Borrower which has had a Material Adverse Effect. No Borrower has suffered any damage, destruction or loss which has had a Material Adverse Effect since the submission of the most recent financial information to Lender.

         3.9 Title. Each Borrower has good title to the assets reflected on the most recent balance sheet submitted to Lender, free and clear from all Liens of any kind, except for (collectively, the "Permitted Liens"): (a) current taxes and assessments not yet due and payable; (b) any Liens granted to Lender or its affiliates to secure the repayment or performance of the Obligations; (c) any Liens arising from a Contested Claim in the manner, and to the extent, provided for in Section 4.6; and (d) purchase money security interests granted by, or capital lease obligations incurred by, a Borrower in connection with the acquisition of any Equipment if each of the conditions is satisfied ("Permitted Purchase Money Indebtedness"): (i) the total amount of Indebtedness secured by the purchase money security interests granted or capital lease obligations incurred during any period does not, together with any other capital expenditures made by Borrowers in the aggregate, exceed the maximum amount permitted during such period for capital expenditures pursuant to Section 5.3,
(ii) such purchase money security interests and/or capital leases do not encumber any property other than the specific property financed thereby or the identifiable cash proceeds thereof, and (iii) the principal amount of such capitalized lease or purchase money Indebtedness will not, at the time of the incurrence thereof, exceed the value of the property so acquired.

         3.10 Defaults. Each Borrower is in compliance with all agreements applicable to it, the performance or non-performance of which could reasonably be expected to have a Material Adverse Effect. There does not now exist any default or violation by any Borrower of or under any of the terms, conditions or obligations of: (a) its certificate of incorporation, bylaws, other governing documents, or (b) any indenture, mortgage, deed of trust, franchise, permit, contract, agreement or other instrument to which any Borrower is a party or by which it is bound, the performance of non-performance of which could reasonably be expected to have a Material Adverse Effect. The consummation of the transactions contemplated by this Agreement shall not result in such default or violation.

         3.11     Environmental Laws.
                  -------------------

         (a) Each Borrower has obtained all permits, licenses and other authorizations or approvals which are required under Environmental Laws which, if not so obtained by such Borrower, could reasonably be expected to have a Material Adverse Effect. Each Borrower is in compliance in all respects with all terms and conditions of the required permits, licenses, authorizations and approvals, and is also in compliance in all material respects with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in the Environmental Laws except for such violations which could not be reasonably expected to have a Material Adverse Effect.

         (b) No Borrower is aware of, and has not received notice of, any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans which could, with reasonable certainty, either (i) interfere with or prevent compliance or continued compliance, with Environmental Laws, or (ii) give rise to any common law or legal liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling or the emission, discharge, release or threatened release into the environment, of any pollutant, contaminant, chemical, or industrial, toxic or hazardous substance or waste which, individually or collectively, could reasonably be expected to have a Material Adverse Effect.

         (c) There is no civil, criminal or administrative action, suit, demand, claim, hearing, notice or demand letter, notice of violation, investigation or proceeding pending or, to the knowledge of any Borrower, threatened against any Borrower, relating in any way to Environmental Laws except that which is within any applicable insurance coverage with respect to which the insurer has admitted liability and which does not have a Material Adverse Effect.

         (d) "Environmental Laws" means all federal, state, local and foreign laws relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial toxic or hazardous substances or wastes into the environment (including ambient air, surface water, ground water or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes, and any and all regulations, codes, plans, orders, decrees, judgments, injunctions, notices or demand letters issued, entered promulgated or approved thereunder.

         3.12 Subsidiaries; Partnerships; Affiliates. All Persons who are Affiliates of Borrowers are identified in Schedule 3.12. No Borrower has any Subsidiaries other than as set forth on Schedule 3.12, and no Borrower is a party to any partnership agreement or joint venture agreement. Except as set forth on Schedule 3.12, no Affiliate of any Borrower: (a) sells or leases any goods or real property to any Borrower, (b) sells any services to any Borrower,
(c) purchases or leases any goods or real property, or purchases any services from, any Borrower, or (d) is a party to any contract or commitment with any Borrower.

         3.13 ERISA. Each Borrower and all Persons that, along with such Borrower, would be treated as a single employer under ERISA or the Internal Revenue Code of 1986 (an "ERISA Affiliate"), are in compliance with all of their obligations to contribute to any "employee benefit plan" as that term is defined in Section 3(3) of ERISA except for such violations which could not with reasonable certainty have a Material Adverse Effect. Each Borrower and each of its respective ERISA Affiliates are in compliance with ERISA, and there exists no event described in Section 4043(b) thereof ("Reportable Event"). "ERISA" means the federal Employee Retirement Income Security Act of 1974.

         3.14 Capitalization. All outstanding Ownership Interests of each Borrower are duly authorized, validly issued, and fully paid and nonassessable.

         3.15 Restrictions; Labor Disputes; Labor Contracts. No Borrower is a party, or subject to, any charge, corporate restriction, judgment, decree or order, for which such Borrower's compliance or non-compliance could have a Material Adverse Effect. No Borrower is (i) a party to any collective bargaining agreement or other labor contract or (ii) the subject of any labor dispute. No union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of any Borrower or any of its Subsidiaries or for any similar purpose. To each Borrower's knowledge, after due inquiry, no key employee of such Borrower is subject to any agreement in favor of anyone other than such Borrower which restricts or limits that individual's right to engage in the type of business activity conducted by such Borrower in any manner which could materially impair the ability of such individual to carry out his or her duties with such Borrower or to use any property or confidential information of such Borrower or which grants to any Person, other than such Borrower, any rights to inventions or other ideas susceptible to legal protection developed or conceived by any such key employee of such Borrower.

         3.16 Specifically Designated National and Blocked Persons. No Borrower nor any of its Affiliates is a country, individual, or entity named on the Specifically Designated National and Blocked Persons (SDN) list issued by the Office of Foreign Asset Control of the Department of the Treasury of the United States.

         3.17 Tax Shelter Regulations. Borrowers do not intend to treat the Loans and/or related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). If any Borrower determines to take any action inconsistent with such intention, it will promptly notify Lender thereof and deliver to Lender a duly completed IRS Form 8886 or any successor form. If any Borrower so notifies Lender, Borrowers acknowledge that
(a) Lender may treat the Loans as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and Lender will maintain the lists and other records required by such Treasury Regulation and (b) Lender may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to Lender relating to such tax treatment and tax structure.

         3.18 Full Disclosure. No representation or warranty made by any Borrower or any of its Affiliates, as the case may be, in this Agreement, any other Loan Document to which they are a party, or in any other document furnished from time to time in connection herewith or therewith contains or will contain at the time such representation is made or such document furnished, any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein not misleading.

Section 4. Affirmative Covenants. Borrowers covenant with, and represent and warrant to, Lender that, from and after the Closing Date until the Obligations are paid and satisfied in full:

         4.1 Access to Business Information. Each Borrower shall maintain proper books of account and records and enter therein complete and accurate entries and records of all of its transactions in accordance with GAAP and give representatives of Lender access thereto at all reasonable times, including permission to: (a) examine, copy and make abstracts from any such books and records and such other information which might be helpful to Lender in evaluating the status of the Loans as it may reasonably request from time to time, and (b) communicate directly with any Borrower's employees, officers, managers, members, partners, accountants or other financial advisors and agents with respect to the business, financial conditions and other affairs of any Borrower.

         4.2 Inspection of Collateral. Each Borrower shall give Lender reasonable access to the Loan Collateral and the other property securing the Obligations for the purpose of performing examinations thereof and to verify its condition or existence.

         4.3 Financial Information; Reporting. Each Borrower shall maintain a standard system for accounting, and Borrowers shall furnish to
Lender:

                  (a) Within 30 days after the end of each month and Fiscal Quarter, a copy of Borrowers' consolidated and consolidating financial statements for that month and, as applicable, Fiscal Quarter and for the year to date in a form reasonably acceptable to Lender, prepared and certified as complete and correct by the principal financial officer of each Borrower;

                  (b) promptly upon the filing thereof and in any event within 10 days after filing therewith, copies of all registration statements and other reports which any Borrower files with the Securities and Exchange Commission;

                  (c) Within 120 days after the end of each Fiscal Year, a copy of each Borrower's consolidated and consolidating financial statements for that year audited by a firm of independent certified public accountants acceptable to Lender (which acceptance shall not be unreasonably withheld), and accompanied by a standard audit opinion of such accountants without qualification;

                  (d) All of the statements (or any applicable portions thereof) referred to in (a) and (c) above shall be in conformance with GAAP;

                  (e) With the Fiscal Quarter end statements submitted under (a) above and the Fiscal Year end statements submitted under (c) above, a Compliance Certificate in the form attached hereto as Exhibit 4.3(e), prepared on a consolidated basis and signed by the principal financial officer of WindsorTech,
(i) stating among other things, that he or she is familiar with all Loan Documents and that to the knowledge of such principal financial officer no Event of Default specified in this Agreement or in any of the other Loan Documents, nor any event which upon notice, lapse of time, the satisfaction of any other condition, or all of them, would constitute such an Event of Default, has occurred, or, if any such condition or event existed or exists, specifying it and describing what action each Borrower has taken or proposes to take with respect thereto and (ii) setting forth, in summary form, figures showing the financial status of Borrowers (on a consolidated basis) in respect of the Financial Covenants and restrictions contained in this Agreement;

                  (f) No later than 30 days before the end of each Fiscal Year, a projected balance sheet, cash flows, and income statement for the subsequent Fiscal Year.

                  (g) Upon request, copies of all federal, state and local income tax returns and such other information as Lender may reasonably request;

                  (h) By no later than the 10th day after the end of each calendar month, or sooner if available, and more frequently if Lender shall require or Borrowers shall so elect: a borrowing base certificate substantially in the form of Exhibit 4.3(h) ("Borrowing Base Certificate") and any related documents required by Lender, (A) containing a summary of Accounts created since the last Borrowing Base Certificate, (B) reporting the value of each Borrower's Inventory since the last Borrowing Base Certificate which is listed separately for each Borrower's Facility and (C) reporting the value of each Borrower's prepaid contracts and Indebtedness owing from Affiliates. Values shown on reports of Inventory shall be at the lower of fair market value or cost based on FIFO in accordance with GAAP. At any time that Revolving Loan Availability is less than $500,000, Borrowers shall furnish Lender with a Borrowing Base Certificate on a weekly basis, within five (5) days of the end of each week, and more frequently if Lender shall require or Borrowers shall so elect;

                  (i) By no later than the 30th day after the end of each calendar month, or sooner if available, (A) monthly agings of Accounts, broken down by invoice date, in each case reconciled to the Borrowing Base Certificate for the end of such month and each Borrower's general ledger, and setting forth any changes in the reserves made for bad debts or any extensions of the maturity of, any refinancing of, or any other material changes in the terms of any Accounts, together with such further information with respect thereto as Lender may require; and (B) monthly agings of accounts payable listed by invoice date, in each case reconciled to each Borrower's general ledger for the end of such month; and

                  (j) Such other information (including non-financial information) as Lender may from time to time reasonably request.

         4.4 Condition and Repair. Each Borrower shall maintain its Equipment and all of the other Loan Collateral used in the operation of its business in good repair and working order subject to reasonable wear and tear, and shall make all appropriate repairs, improvements and replacements thereof so that the business carried on in connection therewith may be properly conducted at all times.

         4.5 Insurance. At its own cost, each Borrower shall obtain and maintain: (a) insurance against loss, destruction or damage to its properties and business of the kinds and in the amounts customarily insured against by firms with established businesses engaged in the same or similar business as such Borrower and, in any event, sufficient to fully protect Lender's interest in the Loan Collateral and (b) insurance against public liability and third party property damage of the kinds and in the amounts customarily insured against by firms with established businesses engaged in the same or similar business as such Borrower. All such policies shall (i) be issued by financially sound and reputable insurers, (ii) name Lender as an additional insured and, where applicable, as loss payee under a lender loss payable endorsement satisfactory to Lender, and (iii) shall provide for thirty (30) days written notice to Lender before such policy is altered or canceled. All of the insurance policies required hereby shall be evidenced by one or more certificates of insurance delivered to Lender by such Borrower on the Closing Date and at such other times as Lender may request from time to time.

         4.6 Taxes; Contested Claims. Each Borrower shall pay when due all taxes, assessments and other governmental charges imposed upon it or its respective assets, franchises, business, income or profits before any penalty or interest accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums which by law might be a Lien or charge upon any of its assets, provided that no such charge or claim need be paid if and for so long as each of the following conditions continue to be met ("Contested Claims"): (a) such Contested Claim is being diligently contested in good faith so long as Lender is notified in advance of such contest, (b) such Borrower establishes an adequate reserve or other appropriate provision for the payment of such Contested Claim and all other Contested Claims required by GAAP, (c) any Lien arising from such Contested Claim does not, when added to all amounts secured by all other then Contested Claims, secure amounts in excess of $20,000 in the aggregate as of any date, (d) no material property would be lost, forfeited or materially damaged as a result of such Contested Claim; and (e) any Lien arising from such Contested Claim, or from any other then Contested Claim, does not prevent Lender from having a perfected first priority security interest in, or as applicable, Lien on, the Loan Collateral or with respect to future advances made hereunder.

         4.7 Existence; Business. Each Borrower shall (a) maintain its existence as a corporation under the laws of the State of Delaware, (b) continue to engage primarily in business of the same general character as that now conducted, and
(c) refrain from entering into any lines of business substantially different from the business or activities in which such Borrower is presently engaged.

         4.8 Compliance with Laws. Each Borrower shall comply with all federal, state and local laws, regulations and orders applicable to it or its assets, including all Environmental Laws, in all respects material to such Borrower's business or assets and shall immediately notify Lender of any material violation of any rule, regulation, statute, ordinance, order or law relating to the public health or the environment and of any complaint or notifications received by any Borrower with regard to any material environmental or safety and health rule, regulation, statute, ordinance or law. Each Borrower shall obtain and maintain any and all licenses, permits, franchises, governmental authorizations, patents, trademarks, copyrights or other rights necessary for the ownership of its properties and the conduct of its business and as may be required from time to time by applicable law.

         4.9 Notice of Default and Labor Matters. Each Borrower shall, within three (3) Business Days of its knowledge thereof, give written notice to Lender of: (a) the occurrence of any event or the existence of any condition which would be, after notice or lapse of applicable grace periods, an Event of Default, (b) the occurrence of any event or the existence of any condition which would prohibit or limit the ability of any Borrower to reaffirm any of the representations or warranties, or to perform any of the covenants, set forth in this Agreement, (c) any labor dispute to which such Borrower may become a party and which may have a Material Adverse Effect, (d) any strikes, walkouts, or lockouts relating to any of its plants or other facilities, and (e) the entering into of any labor contract relating to any of its plants or other facilities.

         4.10 Costs. Borrowers shall reimburse Lender for any and all fees, costs and expenses including reasonable attorneys' fees, other professionals' fees, appraisal fees, environmental assessment fees (including Phase I and Phase II assessments) if any Borrower has received notice that it may have violated any applicable Environmental Law, expert fees, court costs, litigation and other expenses (collectively, the "Costs") all of which shall be reasonable in amount, incurred or paid by Lender or any of its officers, employees, affiliates or agents in connection with: (a) the preparation, negotiation, procurement, review, administration or enforcement of this Agreement, any of the other Loan Documents or any instrument, agreement, document, policy, consent, waiver, subordination, release of lien, termination statement, satisfaction of mortgage, financing statement or other lien search, recording or filing related thereto (or any amendment, modification or extension to, or any replacement or substitution for, any of the foregoing), whether or not any particular portion of the transactions contemplated during such negotiations is ultimately consummated, and (b) the defense, preservation and protection of Lender's rights and remedies thereunder, including its security interest in the Loan Collateral or any other property pledged to secure the Loans, whether incurred in bankruptcy, insolvency, foreclosure or other litigation or proceedings or otherwise. The Costs shall be due and payable upon demand by Lender. If Borrowers fail to pay the Costs upon such demand, Lender is entitled to disburse such sums as an advance under the Line of Credit. Thereafter, the Costs shall bear interest from the date incurred or disbursed at the Default Rate. This provision shall survive the termination of this Agreement and/or the repayment of any amounts due or the performance of any Obligation. Notwithstanding anything to the contrary in this Section 4.10, in connection with each field examination or verification by Lender of any of the Loan Collateral or a Borrower conducted after the Closing Date, Borrowers will pay to Lender a fee at the rate of $775.00 per day (based on an 8 hour day plus reasonable out-of-pocket expenses incurred, including travel, lodging and meals) per auditor or field examiner for the services of its auditors and field examiners.

         4.11 Depository/Banking Services. So long as this Agreement is in effect, Lender and Lender's affiliates shall be the principal depository in which substantially all of Borrowers' funds are deposited, and the principal bank of account of Borrowers, and Borrowers shall grant

Lender and Lender's affiliates an opportunity to provide any corporate banking services required by Borrowers, including payroll and employee benefit plan services.

         4.12 Other Amounts Deemed Loans. If any Borrower fails to pay any tax, assessment, governmental charge or levy or to maintain insurance within the time permitted or required by this Agreement, but subject to Section 4.6, or to discharge any Lien prohibited hereby, or to comply with any other obligation, Lender may, but shall not be obligated to, pay, satisfy, discharge or bond the same for the account of Borrowers, and to the extent permitted by law and at the option of Lender, all monies so paid by Lender on behalf of a Borrower shall be deemed Loans and Obligations.

         4.13 Further Assurances. Borrowers shall execute, acknowledge and deliver, or cause to be executed, acknowledged or delivered, all such further assurances and other agreements or instruments, and take or cause to be taken all such other action, as shall be reasonably necessary from time to time to give full effect to the Loan Documents and the transactions contemplated thereby.

Section 5. Negative Covenants. Borrowers covenant with, and represent and warrant to, Lender that, from and after the Closing Date until the
Obligations are paid and satisfied in full:

         5.1 Indebtedness. No Borrower will incur, create, assume or permit to exist any: (a) Indebtedness for borrowed money (other than the Obligations); (b) Rate Management Obligations except as approved in writing by Lender; (c) Indebtedness on account of deposits, advances or progress payments under contracts, notes, bonds, debentures or similar obligations or other Indebtedness evidenced by notes, bonds, debentures, capitalized leases or similar obligations; (d) Indebtedness secured by a Lien on or payable out of the proceeds or production from any property of a Borrower regardless of whether such liability has been assumed by a Borrower; (e) Indebtedness representing the deferred purchase price of property; or (f) other Indebtedness evidenced by notes, bonds, debentures, installment contracts, capitalized leases or similar obligations except: (i) other Indebtedness not otherwise authorized by this
Section 5.1 that has been specifically approved in writing by Lender and (ii) Permitted Purchase Money Indebtedness (as defined in Section 3.9).

         5.2 Prepayments. No Borrower will voluntarily prepay any Indebtedness owing by a Borrower prior to the stated maturity date thereof other than (i) the Obligations and (ii) Indebtedness to trade creditors where the prepayment shall result in a discount on the amount due or other benefit to such Borrower deemed material by it.

         5.3 Capital Expenditures. Borrowers will not make or incur, in any Fiscal Year, any expenditures for real estate, plant, machinery, equipment, or other similar expenditure (including all renewals, improvements and replacements thereto, and all obligations under any lease of any of the foregoing) that would be capitalized on the balance sheet of Borrowers in accordance with GAAP in excess of $300,000 in the aggregate as to Borrowers in any Fiscal Year.

         5.4 Pledge or Encumbrance of Assets. Other than the Permitted Liens, no Borrower will create, incur, assume or permit to exist, arise or attach any Lien in any present or future asset. No Borrower will create or permit, directly or indirectly, any prohibition or restriction on the creation or existence of a Lien in favor of Lender upon the assets of any Borrower, nor create any contractual obligation which may restrict or inhibit Lender's rights or abilities to sell or otherwise dispose of all or any part of the Loan Collateral after the occurrence of an Event of Default.

         5.5 Guarantees. Except for the guaranties given to Lender, no Borrower will enter into any direct or indirect indemnities or guarantees other than by indorsement of checks for deposit in the ordinary course of business.

         5.6 Dividends and Distributions. No Borrower will: (a) declare or pay any dividends or distributions on its Ownership Interests (including any return of capital) (collectively, "Dividends"), (b) make any payments of any kind to its shareholders (including debt repayments, payments for goods or services or otherwise, but excluding (i) ordinary salary payments to shareholders employed by a Borrower, (ii) options and warrants that may be granted to employees and officers of WindsorTech in the ordinary course of business in connection with such employees' and officers' employment arrangements with Borrowers, and (iii) bonuses to shareholders that are also officers or employees of a Borrower in the ordinary course of business in connection with such officers' or employees' employment arrangements so long as (A) no Event of Default exists or would be created thereby (including an Event of Default, on a pro forma basis, of the Financial Covenants) and (B) after giving effect to such bonuses, Revolving Loan Availability would be at least $425,000 or (c) redeem, retire, purchase, repurchase or otherwise acquire, directly or indirectly, or exercise any call rights relating to, any of its Ownership Interests in any Fiscal Year (collectively, "Stock Repurchases").

         5.7 Merger; Amendment of Material Documents; Disposition of Assets. No Borrower shall: (a) change its capital structure or Fiscal Year, (b) merge or consolidate with any Person or otherwise reorganize, liquidate or wind-up or dissolve itself, (c) amend or change, or allow to be amended or changed, such Borrower's certificate of incorporation, bylaws or other governing documents, or
(d) sell, lease, transfer or otherwise dispose of, or grant any Person an option to acquire, or sell and leaseback, any of its assets, whether now owned or hereafter acquired, except for (i) bona fide sales of Inventory in the ordinary course of business; provided, however, a sale in the ordinary course of business will not include a transfer in total or partial satisfaction of Indebtedness and
(ii) dispositions of Equipment with a net book value of less than $10,000 in the aggregate per year which is obsolete and not used or useful in its business so long as all proceeds thereof are paid to Lender to be applied by Lender to the Obligations in any order thereof Lender may elect.

         5.8 Transactions with Affiliates. No Borrower shall: (a) directly or indirectly make any loans or advances to, or investments in, any of its employees, officers, directors, shareholders or other Affiliates, (b) enter into any transaction with any of its Affiliates except for such transactions entered into in the ordinary course of business upon fair and commercially reasonable terms determined by Lender to be no less favorable to such Borrower than could be obtained in a comparable arms-length transaction with an unaffiliated Person, provided that, such Borrower shall not sell any goods or perform any services for or on behalf of any Affiliate during any time that (x) the total Indebtedness of such Affiliates to such Borrower, in the aggregate exceeds $100,000 or (y) the total amount of Indebtedness of such Affiliates to such Borrower, in the aggregate, and that is past due, exceeds $25,000, or (c) divert (or permit anyone to divert) any of its business opportunities to any Affiliate or any other Person in which any Borrower or its shareholders holds a direct or indirect interest.

         5.9 Investments. No Borrower shall, without the prior written consent of Lender: (a) purchase or otherwise acquire all or substantially all of the assets of any Person or the assets comprising any line of business or business unit or division, (b) purchase or otherwise acquire any partnership, joint venture or limited liability company interest in or with any Person, or (c) purchase or otherwise acquire the securities of, or create, form or invest in, any Person (including a Subsidiary), or hold beneficially evidences of Indebtedness of, or make any investment or acquire any interest in, or make any advance or loan to, or assume any liability on behalf of, any Person (each of (a), (b) or (c) being an "Acquisition"), other than (i) as expressly provided in this Agreement; (ii) advances to employees with respect to expenses incurred by those employees, which expenses are (A) ordinary and necessary business expenses, (B) reimbursable by a Borrower, and (C) do not exceed in the aggregate, $50,000 outstanding at any one time; or (iii) short term investments of excess working capital in one or more of the following so long as no Revolving Loans are then outstanding: (A) investments (of one year or less) in direct or guaranteed obligations of the United States, or any agencies thereof; and (B) investments (of one year or less) in certificates of deposit of banks or trust companies organized under the laws of the United States or any jurisdiction thereof, provided that such banks or trust companies are insured by the Federal Deposit Insurance Corporation and have capital in excess of $250,000,000.

         5.10     Consolidated Fixed Charge Coverage Ratio.
                  -----------------------------------------

                  (a) Borrowers will not permit the ratio resulting from dividing (i) the sum of (A) Consolidated EBITDA for the applicable 12 Month Period, (B) the aggregate net cash proceeds received in the applicable 12 Month Period by each member of Consolidated Group from the issuance of Subordinated Indebtedness after the Closing Date and (C) the aggregate net cash proceeds received in the applicable 12 Month Period by WindsorTech from the conversion of warrants to purchase Ownership Interests in WindsorTech by (ii) Consolidated Fixed Charges for the applicable 12 Month Period to be less than 1.1 to 1 ending as of the end of any Fiscal Quarter or Fiscal Year ending on or after June 30, 2005.

                  (b) "Consented to Acquisitions" means Acquisitions with respect to which Lender has given its prior written consent, which consent Lender may refuse to give for any reason in its sole and absolute discretion; Borrowers agreeing that nothing in this Agreement or the other Loan Documents shall be or shall be construed to be an indication that Lender has consented or will consent in the future to any such Acquisition.

                  (c) "Consented to Dividends" means Dividends with respect to which Lender has given its prior written consent, which consent Lender may refuse to give for any reason in its sole and absolute discretion; Borrowers agreeing that nothing in this Agreement or the other Loan Documents shall be or shall be construed to be an indication that Lender has consented or will consent in the future to any such Dividends.

                  (d) "Consented to Stock Repurchases" means Stock Repurchases with respect to which Lender has given its prior written consent, which consent Lender may refuse to give for any reason in its sole and absolute discretion; Borrowers agreeing that nothing in this Agreement or the other Loan Documents shall be or shall be construed to be an indication that Lender has consented or will consent in the future to any such Stock Repurchase.

                  (e) "Consolidated EBITDA" means the total (without duplication), in U.S. dollars (all as determined on a consolidated basis in accordance with GAAP), of: Consolidated Net Income for the applicable 12 Month Period, plus (i) the aggregate amount of Consolidated Group's depreciation and amortization expense for the applicable 12 Month Period to the extent deducted in the determination of Consolidated Net Income, plus (ii) the aggregate amount of Consolidated Group's interest expense for the applicable 12 Month Period to the extent deducted in the determination of Consolidated Net Income, and plus
(iii) the aggregate cash amount of Consolidated Group's income and franchise tax expense for the applicable 12 Month Period to the extent deducted in the determination of Consolidated Net Income. Consolidated EBITDA will be calculated for each 12 Month Period ending as of the end of each Fiscal Quarter and each Fiscal Year.

                  (f) "Consolidated Fixed Charges" means, for the applicable 12 Month Period, the total (without duplication), in U.S. Dollars (all as determined on a consolidated basis in accordance with GAAP), of: (i) the principal amount of each member of Consolidated Group's long-term Indebtedness, in each case paid or which were scheduled to be paid during the applicable 12 Month Period, including that under the Notes; plus (ii) each member of Consolidated Group's scheduled capital lease payments during the applicable 12 Month Period; plus (iii) each member of Consolidated Group's aggregate interest expense for the applicable 12 Month Period, including interest (paid or accrued) on the Obligations and the Subordinated Indebtedness, all capital lease obligations and any other Indebtedness for the applicable 12 Month Period (including amortization of original issue discount and non-cash interest payments); plus (iv) the total amount of capital expenditures for such period made by each member of Consolidated Group, as determined in accordance with GAAP, determined exclusive of those capital expenditures made from funds borrowed by a member of Consolidated Group (for purposes of this clause (iv) "funds borrowed" will not include funds borrowed from Lender as a Revolving
Loan) or pursuant to any capitalized lease; plus (v) the aggregate cash amount of Consolidated Group's income and franchise tax expense for the applicable 12 Month Period; plus (vi) the total amount of cash payments made by each member of Consolidated Group for the applicable 12 Month Period for (x) Consented to Acquisitions, net of unrestricted cash acquired by Consolidated Group in connection with such Consented to Acquisitions, (y) Consented to Stock Repurchases, and (z) Consented to Dividends.

                  (g) "Consolidated Group" means, collectively, Borrowers.

                  (h) "Fiscal Quarter" means, in respect of a date as of which the applicable Financial Covenant is being calculated, any fiscal quarter of a Fiscal Year, the first Fiscal Quarter beginning on January 1 and ending on March 31, the second Fiscal Quarter beginning on April 1 and ending on June 30, the third Fiscal Quarter beginning on July 1 and ending on

September 30, and the fourth Fiscal Quarter beginning on October 1 and ending on December 31.

                  (i) "Fiscal Year" means Consolidated Group's fiscal year for financial accounting purposes, beginning on January 1 and ending on December 31.

                           (j) "Consolidated Net Income" means, for the
applicable 12 Month Period, Consolidated Group's net income as determined on a consolidated basis in accordance with GAAP, exclusive of any amounts attributable to any upward Inventory adjustments; any gain arising from the sale of capital assets; any gain arising from the write-up of any assets; any extraordinary gains and items of income; any gains recognized by Consolidated Group as earnings which relate to adjustments made by Consolidated Group as a result of any extraordinary accounting adjustment; and other non-operating, non-recurring gains from time to time occurring, determined in accordance with GAAP.

                  (k) "12 Month Period" means, in respect of a date as of which the applicable Financial Covenant is being calculated, the four consecutive Fiscal Quarters immediately preceding the date as of which the Financial Covenant is being calculated (i.e., a rolling four Fiscal Quarter (or 12 month) period).

         5.11     Consolidated Senior Indebtedness to Consolidated Tangible Net
 Worth.

                  (a) Borrowers will not permit the ratio of Consolidated Senior Indebtedness to Consolidated Tangible Net Worth to exceed 2.0 to 1 as of the end of any Fiscal Quarter or Fiscal Year ending on or after June 30, 2005.

                  (b) "Consolidated Senior Indebtedness" means all Indebtedness for borrowed money of Borrowers (including the Loans and the other Obligations), but excluding Subordinated Indebtedness.

                  (c) "Consolidated Tangible Net Worth" means Consolidated Group's book net worth, determined on a consolidated basis in accordance with GAAP, based on a FIFO method of cost accounting for Inventory (including the sum of common stock, paid in capital, and earned surplus), minus the sum of (i) all intangibles under GAAP; (ii) all Affiliate, employee, officer, member, and director Accounts; and (iii) any (A) gain from any write-up of assets, (B) gain from the acquisition of debt securities or Ownership Interests of a member of Consolidated Group or from cancellation or forgiveness of Consolidated Indebtedness, (C) gain or income from accretion of any negative goodwill, or (D) gain recognized by each member of the Consolidated Group as earnings which relate to any extraordinary accounting adjustments or non-recurring items of income or include any amounts attributable to extraordinary gains or extraordinary items of income or any other non-operating, non-recurring gain from time to time occurring to the extent, in each case, the gains or items of income are non-cash.

         5.12 Minimum Consolidated Tangible Net Worth. Borrowers will not permit Consolidated Tangible Net Worth to be less than $3,000,000, measured as of the end of any Fiscal Quarter or Fiscal Year ending on or after June 30, 2005.

         5.13 No Changes to Applicable Documents. Borrowers will not seek, agree to or permit, directly or indirectly, the amendment, waiver or other change to any of the documents, instruments or agreements evidencing any Subordinated Indebtedness.

         5.14 Payments on Subordinated Indebtedness. Borrowers will not (i) make any payment (including any principal, premium, interest, fee or charge) with respect to any Subordinated Indebtedness except, in each instance, to the extent expressly permitted by any subordination agreement respecting the Subordinated Indebtedness without Lender's prior written consent (which consent Lender may refuse to give for any reason in its discretion exercised in good faith) or (ii) repurchase or acquire for value any of the Subordinated Indebtedness.

Section 6.        Events of Default and Remedies.

         6.1 Events of Default. The occurrence of any of the following events, whether or not caused by or within the control of Borrowers, shall be an event of default under this Agreement (each, an "Event of Default"):

                  (a) Any representation or warranty made by or on behalf of any Borrower, or any of their respective Affiliates, in any of the Loan Documents or in any other statement, certificate or document delivered to Lender pursuant to any such Loan Document, is incorrect when made or reaffirmed; or

                  (b) Any Borrower defaults in the payment of any of the Obligations when due and payable, by acceleration or otherwise; or

                  (c) Any Borrower fails to observe, comply with or perform any other covenant, condition or agreement herein or in any of the other Loan Documents (i.e., exclusive of those defaults covered by the other clauses (a), (b), and (d) through (s) of this Section 6.1) and fails to cure such default by the date that is 30 days after the earlier of the date: (i) Lender notifies any Borrower of such default or (ii) on which any Borrower has knowledge of such default; provided that such 30-day grace period shall not apply to: (A) a breach of any covenant that, in Lender's good faith judgment, cannot be cured; (B) any failure to maintain insurance in accordance with Section 4.5 or any Security Document or to permit inspection by Lender, or its agent, of the Loan Collateral or of the books and records of any Borrower in accordance with Sections 4.1 or 4.2, (C) any breach of Sections 4.3(h), 4.9(a) or 4.9(b), (D) any breach in any negative covenant set forth in Section 5; (E) a breach or default of any other Loan Document if a period of cure is expressly provided for in such other Loan Document with respect to a breach or default under such other Loan Document; or
(F) any breach if, within the 12 calendar months immediately preceding the occurrence of such current breach, any Borrower has previously breached the same provision of this Agreement or any other applicable Loan Document; or

                  (d) A court enters a decree or order for relief with respect to any Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law then in effect, or appoints a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of any Borrower for any substantial part of its property, or orders the wind-up or liquidation of its affairs; or a petition initiating an involuntary case under any such bankruptcy, insolvency or similar law is filed and is pending for sixty (60) days without dismissal; or

                  (e) Any Borrower commences a voluntary case under any applicable bankruptcy, insolvency or other similar law in effect, or makes any general assignment for the benefit of creditors, or fails generally to pay its debts as such debts become due, or takes any authorizing action in furtherance of any of the foregoing; or

                  (f) Any Borrower defaults under the terms of any (i) of the documents, instruments and agreements evidencing any of the Subordinated Indebtedness or (ii) other Indebtedness or lease that, individually or in the aggregate, involves Indebtedness in excess of $100,000 and such default gives any creditor or lessor the right to accelerate the maturity of any such Indebtedness or lease payments, which right is not contested by such Borrower or is determined by any court of competent jurisdiction to be valid; or

                  (g) Any judgment, order or decree for the payment of money in excess of $100,000 is rendered against any Borrower and remains undischarged for 10 days during which time execution is not effectively stayed, vacated, or discharged; or

                  (h) Any event occurs which could, in Lender's opinion exercised in good faith, with reasonable certainty have a Material Adverse Effect; or

                  (i) There occurs a Change of Control. "Change of Control" means any of the following (or any combination of the following) whether arising from any single transaction or event or any series of transactions or events which, individually or in the aggregate, results in:

                           (i) (A) the acquisition by any Person or two or more
Persons acting in concert (including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 25% or more of the outstanding voting Capital Stock of WindsorTech; or (b) the election of a director of WindsorTech as a result of which at least a majority of WindsorTech's Board of Directors does not consist of the Current Board or those directors who are recommended or endorsed for election to the Board of Directors of that Person by a majority of the Current Board or their successors so recommended or endorsed; or

                           (ii) a change in the ownership of QIC or QSGI such
that WindsorTech fails to (A) own legally and beneficially, free and clear of any Liens, 100%, on a fully diluted basis, of the voting and non-voting Ownership Interests of either QIC or QSGI or (B) have the power to direct or cause the direction of the management and policies of either QIC or QSGI; or

                  (j) An Event of Default or default occurs under any Loan Document (exclusive of those defaults covered by the other clauses of this Section 6.1); or

                  (k) The dissolution of any Borrower; or

                  (l) The commencement of any foreclosure proceedings, proceedings in aid of execution, attachment actions, or levies by any Person against, or the filing by any taxing authority of a Lien against any of the Loan Collateral or any property securing the repayment of any of the Obligations which have not been vacated, discharged or stayed within 10 days after the commencement thereof; or

                  (m) There occurs an uninsured casualty loss with respect to any of the Loan Collateral having an aggregate fair market value greater than $50,000; or

                  (n) Lender or Lender's affiliate ceases to be any Borrower's
(i) principal depository bank in which substantially all of such Borrower's funds are deposited or (ii) principal bank of account; or

                  (o) (i) the validity or effectiveness of any of the Loan Documents or its transfer, grant, pledge, mortgage, or assignment by the party executing such Loan Document is materially impaired; (ii) any party executing any of the Loan Documents asserts that any of such Loan Documents is not a legal, valid and binding obligation of the party thereto enforceable in accordance with its terms; (iii) the security interest or other Lien purporting to be created by any of the Loan Documents shall for any reason cease to be a valid, perfected Lien subject to no other Liens other than Liens permitted by the terms of this Agreement; or (iv) any Loan Document is amended, hypothecated, subordinated, terminated or discharged, or any Person is released from any of its covenants or obligations under any of the Loan Documents except as permitted by Lender in writing; or

                  (p) A contribution failure occurs with respect to any employee benefit plan maintained by any Borrower or any Borrower's ERISA Affiliate sufficient to give rise to a Lien under Section 302(f) of ERISA; or

                  (q) the filing of any Lien against the Loan Collateral or any part thereof (exclusive of Permitted Liens) which is not removed to the satisfaction of Lender within a period of 10 days thereafter; or

                  (r) the abandonment by any Borrower of any Loan Collateral having an aggregate fair market value of greater than $50,000; or

                  (s) There occurs a nonpayment by a Borrower of any Rate Management Obligation when due or the breach by a Borrower of any term, provision or condition contained in any Rate Management Agreement.

         6.2 Remedies. If any Event of Default occurs and after the lapse of any applicable cure, Lender may cease advancing money hereunder, and Lender may elect to exercise any one or more of the following remedies, all without presentment, demand, protest or notice of any kind, as the same are hereby expressly waived by each Borrower, unless otherwise required by applicable law:

                  (a) cease advancing any Revolving Loans, declare all Obligations to be immediately due and payable, whereupon such Obligations shall immediately become due and payable, and terminate this Agreement and all obligations of Lender under this Agreement;

                  (b) proceed to enforce payment of the Obligations and to realize upon the Loan Collateral or any property securing the Obligations, including causing all or any part of the Loan Collateral to be transferred or registered in its name or in the name of any other Person, with or without designation of the capacity of such nominee, and Borrowers shall be liable for any deficiency remaining after disposition of any Loan Collateral;

                  (c) offset and apply to all or any part of the Obligations all moneys, credits and other property of any nature whatsoever of any Borrower now or at any time hereafter in the possession of, in transit to or from, under the control or custody of, or on deposit with (whether held by a Borrower individually or jointly with another Person), Lender or its affiliates, including certificates of deposit; and/or

                  (d) exercise any and all rights and remedies provided by applicable law and the Loan Documents.

         6.3 No Remedy Exclusive. No remedy set forth herein is exclusive of any other available remedy or remedies, but each is cumulative and in addition to every other remedy available under this Agreement, the Loan Documents or as may be now or hereafter existing at law, in equity or by statute, and each may be exercised together, separately and in any order. Borrowers waive any requirement of marshaling of assets that may be secured by any of the Loan Documents.

         6.4 Effect of Termination. The termination of this Agreement shall not affect any rights of any party or any obligation of any party to the other, arising prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into, rights created or Obligations incurred prior to such termination have been fully disposed of, concluded or liquidated. The security interest, other Liens and rights granted to Lender hereunder and under the Loan Documents shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that no Loans are outstanding to Borrowers, until all of the Obligations have been paid in full.

         6.5 No Adequate Remedy at Law. Borrowers recognize that no remedy at law shall provide adequate relief to Lender in the event that a Borrower shall fail to pay, perform, observe or discharge any of the Obligations under this Agreement or the other Loan Documents to which it is a party or otherwise bound, and, accordingly, Lender and Borrowers agree that Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving that it has incurred actual damages.

Section 7.        Conditions Precedent.

         7.1 Conditions to Initial Loans. Lender shall have no obligation to make or advance the initial Revolving Loans until each of the following conditions precedent shall have been satisfied:

                  (a) Each Borrower shall execute and deliver, or cause to be executed and delivered by the applicable Person to Lender, in form and substance satisfactory to Lender, each of the following:

                           (i) The Revolving Note and the Security Documents;

                           (ii) A Borrowing Base Certificate completed as of the
Closing Date;

                           (iii) Certificates regarding resolutions of the
directors of each of Borrowers in a form acceptable to Lender;

                           (iv) Favorable opinions of counsel to Borrowers in
form and substance acceptable to Lender;

                           (v) The certificates of insurance as described in
Section 4.5;

                           (vi) UCC searches, tax lien and litigation searches,
insurance certificates, notices or other documents which Lender may require to reflect, perfect or protect Lender's first priority lien in the Loan Collateral and all other property pledged to secure the Obligations and to fully consummate this transaction;

                           (vii) All requisite releases of, or requisite
commitments from the holders thereof acceptable to Lender to release all liens and file all termination statements necessary to release all Liens (other than Permitted Liens) against the Loan Collateral and any other property pledged to secure the Loans and all requisite waivers and subordination agreements, in a form satisfactory to Lender, to be executed and delivered by Borrowers' landlords, warehousemen and mortgagees which Lender deems necessary;

                           (viii) Signed payoff letters from such Persons deemed
necessary by Lender in forms acceptable to Lender;
and

                           (ix) Such additional information, materials and Loan
Documents as Lender may request.

                  (b) Minimum excess Revolving Loan Availability of $750,000 at closing (i.e., taking into account all applicable borrowing limits, reserves, ineligibles and closing costs, whether or not paid at closing and on disbursement of funds and repayment of debts to be paid at closing) and after subtracting therefrom the total, as of such date, of the amount, if any, (i) of each Borrower's accounts payable which remain unpaid greater than sixty (60) days past the date of the original invoices applicable thereto, or with respect to accounts payable for which such

Borrower has received extended terms, which remain unpaid as of the due date thereof, and (ii) any book overdraft of each Borrower.

                  (c) Borrowers shall reimburse Lender for any and all fees, costs and expenses including reasonable attorneys' fees and other professionals' fees, appraisal fees, and other expenses incurred or paid by Lender or any of its officers, employees or agents in connection with the preparation, negotiation, procurement, review or execution of this Agreement, the other Loan Documents and all other instruments, agreements, documents, policies, consents, waivers, subordinations, releases of liens, termination statements, satisfaction of mortgages, financing statements, lien searches, recordings, or filings related thereto, whether or not any particular portion of the transactions contemplated during such negotiations is ultimately consummated.

                  (d) Lender shall have completed to its satisfaction an audit of Borrowers' books and records, including the Loan Collateral. It is understood, however, that any such audit by Lender shall in no respect waive Lender's rights to pursue remedies upon an Event of Default.

         7.2 Conditions to Each Revolving Loan. Lender shall have no obligation to advance additional Revolving Loans unless, as to each such Loan, the following statements shall be true and correct:

                  (a) Each of the representations and warranties contained herein and in the other Loan Documents shall be correct, and each shall be deemed to be reaffirmed as of the date of each such Revolving Loan with the same effect as though such representations and warranties had been made again on and as of each day of the term of this Agreement subject to such changes as are not prohibited hereby or do not constitute Events of Default;

                  (b) No event shall have occurred and be continuing, or would result from such Revolving Loan, which constitutes an Event of Default, or would constitute an Event of Default but for the requirement that notice be given or lapse of time or both;

                  (c) The aggregate unpaid principal amount of the Revolving Loans after giving effect to such Revolving Loan shall not violate the lending limits set forth in Section 2.1 of this Agreement; and

                  (d) No law or regulation prohibits, and no order, judgment or decree of any arbitrator or governmental authority enjoins or restrains Lender, from making the requested advance.

                  The acceptance by Borrowers of the proceeds of each Revolving Loan shall be deemed to constitute a representation and warranty by Borrowers that the conditions in this Section 7.2, other than (i) those that have been waived in writing by Lender, or (ii) the type described in clause (d) of this
Section 7.2, have been satisfied.

         7.3      Post-Closing.

                  (a) Borrowers acknowledge that as of the Closing Date, Lender is not requiring any Borrower to execute separate security agreements with respect to a Borrower's trademarks, patents or motor vehicles. Borrowers agree that, within 10 Business Days of a request by Lender for execution of any one or more of such agreements, Borrowers will execute and deliver such agreements and cooperate with Lender's efforts to perfect and protect Lender's Liens on any such Loan Collateral.

                  (b) Lender acknowledges that, as of the Closing Date, Borrowers maintain deposit accounts with Wachovia Bank and M&I Bank (collectively, the "Existing Accounts"). Borrowers will cause, on or before June 3, 2005, the Existing Accounts to be transitioned to Lender's Lock Box, Collection Accounts and cash management system and to close their Existing Accounts. Borrowers will cause all available funds on deposit from time to time in the Existing Accounts to be deposited daily in the applicable Collection Account. Borrowers may also maintain throughout the term of this Agreement one or more petty cash accounts at a financial institution disclosed to Bank (the "Petty Cash Accounts") so long as the aggregate funds on deposit in the Petty Cash Accounts does not exceed $10,000 at any time.

Section 8.        Participations.
                  ---------------

         8.1 Participation. Lender, in the ordinary course of its commercial banking business and in accordance with applicable law, may any time after the Closing Date, sell to one or more lenders or other entities ("Participants") participating interests in the Loans, the Loan Collateral or other security provided to Lender, or any other interests of Lender under this Agreement or the other Loan Documents.

         8.2 Participant Consents. Each Borrower acknowledges that Participants have and will have certain rights under their respective participation agreements with Lender that may, subject to the terms of the participation agreements, require Lender to obtain the consent (collectively, "Participant Consents") of some or all of the Participants before Lender takes or refrains from taking certain actions (other than as expressly required by the Loan Documents) or grants certain waivers, consents or approvals in respect of the Loans, the Loan Documents or the Loan Collateral. None of the Participants, however, will have Participant Consent rights which are greater than those rights and remedies Lender has under the Loan Documents. In addition, from time to time, Lender may request instructions from the Participants in respect of the actions, waivers, consents or approvals which by the terms of any of the Loan Documents Lender is permitted or required to take or to grant or to not take or grant ("Participant Instructions"). If the Participant Consents are, pursuant to the terms of the respective participation agreements, required or Participant Instructions are requested, Lender will (i) be absolutely empowered to take or refrain from taking any action (other than as expressly required by the Loan Documents) or withhold any waiver, consent or approval and (ii) not be under any liability whatsoever to any Person, including any Borrower and any Participant, from taking or refraining from taking any action or withholding any waiver, consent or approval under any of the Loan Documents until it has received the requisite Participant Consents or, as applicable, the Participant Instructions. Further, in the event a Participant fails to fund its portion of any of the Loans, Lender shall be under no obligation to fund any portion of any of the Loans that was not funded by such Participant. Borrowers do hereby indemnify, defend, save and hold Lender, its affiliates, and their respective officers, directors, attorneys, and employees harmless of, from and against all claims, demands, liabilities, judgments, losses, damages, costs and expenses, joint or several (including all accounting fees and reasonable attorneys' fees), that Lender or any such indemnified party may incur as a result of a Participant failing to fund its portion of any Loan or failing to give a Participant Consent.

         8.3 Information. Each Borrower authorizes Lender to disclose to any Participant or prospective Participant or any assignee or prospective assignee of Lender's rights under the Loan Documents any and all financial information in Lender's possession concerning Borrowers which has been delivered to Lender by a Borrower pursuant to the Loan Documents or in connection with Lender's credit evaluation of a Borrower or which has been obtained independently by Lender in its credit evaluation or audit of a Borrower.

         8.4 Law Requirements. Nothing in the Loan Documents will prohibit Lender from pledging or assigning its interests in the Loans to any Federal Reserve Lender in accordance with applicable law.

Section 9.        Miscellaneous Provisions.
                  -------------------------

         9.1 General. This Agreement, the exhibits and the other Loan Documents are the complete agreement of the parties hereto and supersede all previous understandings and agreements relating to the subject matter hereof. This Agreement may be amended only in writing signed by the party against whom enforcement of the amendment is sought. This Agreement may be executed in counterparts. If any part of this Agreement is held invalid, illegal or unenforceable, the remainder of this Agreement shall not in any way be affected. This Agreement is and is intended to be a continuing agreement and shall remain in full force and effect until the Obligations are finally and irrevocably paid in full and the Line of Credit is terminated. Any documents delivered by, or on behalf of, any Person by fax transmission (i) may be relied on by all Persons as if the document were a manually signed original and (ii) will be binding on all Persons for all purposes of the Loan Documents. If there is any conflict, ambiguity, or inconsistency, in Lender's judgment, between the terms of this Agreement or any of the other Loan Documents, then the applicable terms and provisions, in Lender's judgment, providing Lender with greater rights, remedies, powers, privileges, or benefits will control.

         9.2 Waiver by Borrowers. Each Borrower waives notice of non-payment (except as expressly required by this Agreement or the other Loan Documents), demand, presentment, protest or notice of protest of any Accounts or other Loan Collateral, the benefit of all valuation and appraisement laws following the occurrence and during the continuance of an Event of Default, and all other notices (except those notices specifically provided for in this Agreement). Each Borrower hereby waives all suretyship defenses, including all defenses set forth in Section 3-605 of the Uniform Commercial Code (the "UCC"). Such waiver is entered to the full extent permitted by Section 3-605(i) of the UCC. To the fullest extent not prohibited by law, each Borrower waives and agrees not to assert any claim against Lender under any theory for consequential, special, indirect or punitive damages.

         9.3 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective legal representatives, successors and assigns of the parties hereto; however, no Borrower may assign or transfer any of its rights or delegate any of its Obligations under this Agreement or any of the Loan Documents to which it is a party or otherwise bound, by operation of law or otherwise. Lender (and any subsequent assignee) may transfer and assign any of its rights or delegate any of its duties under this Agreement or may transfer or assign partial interests or participations in the Loans to other Persons. Lender may disclose to all prospective and actual assignees and Participants all financial, business and other information about the Loan Parties which Lender may possess at any time.

         9.4 Subsidiaries. If a Borrower has any Subsidiaries at any time during the term of this Agreement with the consent of Lender, the term "Borrower" in each representation, warranty and covenant herein shall mean such Borrower and each Subsidiary, individually and in the aggregate, and such Borrower shall cause each Subsidiary to be in compliance therewith. The existence of references to a Borrower's Subsidiaries any place in this Agreement is for a matter of convenience only. Any references to Subsidiaries of a Borrower set forth herein shall not in any way be construed as consent by Lender to the establishment, maintenance or acquisition of any Subsidiary.

         9.5 Security. The Obligations are secured as provided in this Agreement, the Security Documents, in the other Loan Documents and in each other document or agreement that by its terms secures the repayment or performance of the Obligations.

         9.6 Survival. All representations, warranties, covenants and agreements made by Borrowers herein and in the other Loan Documents shall survive the execution and delivery of this Agreement, the other Loan Documents and the issuance of the Notes.

         9.7 Delay or Omission. No delay or omission on the part of Lender in exercising any right, remedy or power arising from any Event of Default shall impair any such right, remedy or power or any other right remedy or power or be considered a waiver or any right, remedy or power or any Event of Default nor shall the action or omission to act by Lender upon the occurrence of any Event of Default impair any right, remedy or power arising as a result thereof or affect any subsequent Event of Default of the same or different nature.

         9.8 Notices. Any notice required, permitted or contemplated hereunder shall, except as expressly provided in this Agreement, be in writing and addressed to the party to be notified at the address set forth below or at such other address as each party may designate for itself from time to time by notice hereunder and shall be deemed duly sent: (a) when delivered in hand, (b) on completion of a facsimile transmission to the number listed below, so long as
(i) receipt of confirmation of the telecopy is made by the sending party and
(ii) an original notice is also sent to the receiving party contemporaneously with facsimile by overnight courier or certified U.S. mail as provided in this
Section 9.8, (c) the next Business Day after such notice was delivered to a regularly scheduled overnight delivery carrier with delivery fees either prepaid or an arrangement, satisfactory with such carrier, made for the payment of such fees, or (d) when mailed by registered or certified mail, return receipt requested, addressed as follows:

                  To Borrowers:             WindsorTech, Inc.
                                            70 Lake Drive
                                            Hightstown, New Jersey  08520
                                            Attention: Edward L. Cummings,
                                            Chief Financial Officer
                                            Fax: 609-426-4543

                 with a copy to Borrowers' counsel ("Counsel"):

                                            Burger, Trailor & Farmer
                                            1601 Forum Place
                                            Suite 404
                                            West Palm Beach, Florida 33401
                                            Attention:  Alan M. Burger, Esq.
                                            Fax: 561-689-1707

                  To Lender:                38 Fountain Square Plaza
                                            MD #10AT63
                                            Cincinnati, Ohio  45263
                                            Attention:  Structured Finance Dept.
                                            Fax: 513-534-8400

         Any party may change such address by sending written notice of the change to the other party; provided, that Lender's failure to deliver any notice to Counsel will not affect the validity or effectiveness of any notice or notification given to Borrower.

         9.9 No Partnership. Nothing contained herein or in any of the Loan Documents is intended to create or shall be construed to create any partnership, joint venture or other relationship between Lender and Borrowers other than as expressly set forth herein or therein and shall not create any joint venture, partnership or other relationship.

         9.10 Electronic Communication. Lender may, in its discretion, elect, from time to time, to receive certain information, including reports, otherwise required by the terms of this Agreement or the other Loan Documents ("Reports") from Borrowers via electronic mail transmission ("e-mail"). Lender will designate from time to time its e-mail address to Borrowers (the "Lender E-mail Address"). All e-mail transmissions of Reports from Borrowers shall contain the information as specified in this Agreement, shall be formatted or displayed in a manner and order substantially similar to that shown in this Agreement or otherwise required by Lender and shall conform to the specifications described in this Agreement. Borrowers will be solely responsible for the confidentiality of the contents of e-mail transmissions during transmission to the Lender E-mail Address. Borrowers will be responsible for the accuracy of all information provided to Lender via e-mail transmission to the Lender E-mail Address, and any information so received by Lender will be deemed to have been submitted by and received from Borrowers. In the event of a failure of the transmission of the Reports, it is the responsibility of Borrowers to transmit the contents of any pending transmission to Lender using an alternative method which is timely and in accordance with this Agreement. Borrowers agree that, by sending Lender the Reports via e-mail transmission, Borrowers are certifying the truthfulness and accuracy in all material respects of the Reports submitted each and every time Borrowers send Lender the Reports. Borrowers further agree that, on each occasion when Borrowers send Lender e-mail transmissions containing Reports, Borrowers are warranting and representing to Lender the truthfulness and accuracy in all material respects of the representations and warranties relevant to that Report set forth in the relevant Loan Document. Borrowers consent to and represent that it is Borrowers' intent that by Borrowers' insertion of a Borrower's name in the subject line of the transmitting e-mail, or on the Reports (including the header and/or the certification line), Borrowers intend such to constitute a legally binding and enforceable signature of Borrowers, and in all aspects the legal equivalent of Borrowers' handwritten signatures.

         9.11 Indemnification. If after receipt of any payment of all or part of the Obligations, Lender is for any reason compelled to surrender such payment to any Person because such payment is determined to be void or voidable as a preference, impermissible setoff, or diversion of trust funds, or for any other reason, this Agreement shall continue in full force and effect and Borrowers shall be liable to, and shall indemnify, save and hold Lender, its officers, directors, attorneys, and employees harmless of and from the amount of such payment surrendered. The provisions of this Section shall be and remain effective notwithstanding any contrary action which may have been taken by Lender in reliance on such payment, and any such contrary action so taken shall be without prejudice to Lender's rights under this Agreement and shall be deemed to have been conditioned upon such payment becoming final, indefeasible and irrevocable. In addition, Borrowers shall indemnify, defend, save and hold Lender, its affiliates, and their respective officers, directors, attorneys, and employees harmless of, from and against all claims, demands, liabilities, judgments, losses, damages, costs and expenses, joint or several (including all accounting fees and reasonable attorneys' fees), that Lender or any such indemnified party may incur arising out of this Agreement, any of the other Loan Documents or any act taken by Lender hereunder except to the extent of the willful misconduct or gross negligence of such indemnified party, as determined by a court of competent jurisdiction in a final non-appealable judgment or order. The provisions of this Section shall survive the termination of this Agreement.

         9.12 Power of Attorney. Each Borrower hereby appoints Lender, as its attorney-in-fact to indorse its name on all instruments and other documents payable to such Borrower in order for Lender to perform its services under this Agreement, including under Section 2.2. Upon the occurrence and during the continuation of an Event of Default, Lender shall be entitled, but not required, to perform any action or execute any document required to be taken or executed by any Borrower under this Agreement and the other Loan Documents; provided that Borrowers shall not be relieved of such obligation under this Agreement and the other Loan Documents. The powers of attorney described in this Section are coupled with an interest and are irrevocable.

         9.13 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement and the other Loan Documents were executed and delivered in, and shall be governed by the domestic laws of, the State of Ohio. Each Borrower agrees that the state and federal courts in Hamilton County, Ohio, or any other court in which Lender initiates proceedings have exclusive jurisdiction over all matters arising out of the Loan Documents, WITHOUT LIMITATION ON THE ABILITY OF LENDER, ITS SUCCESSORS AND ASSIGNS, TO INITIATE AND

PROSECUTE IN ANY APPLICABLE JURISDICTION ACTIONS RELATED TO THE REPAYMENT AND COLLECTION OF THE OBLIGATIONS AND THE EXERCISE OF ALL OF LENDER'S RIGHTS AGAINST BORROWERS WITH RESPECT THERETO AND ANY SECURITY OR PROPERTY OF BORROWERS, INCLUDING DISPOSITIONS OF THE LOAN COLLATERAL, and that service of process in any such proceeding shall be effective if mailed to Borrowers at the address described in the Notices section of this Agreement. LENDER AND BORROWERS HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY OF THE OTHER LOAN DOCUMENTS.

                [Remainder of this Page Intentionally Left Blank]

         IN WITNESS WHEREOF, Borrowers and Lender have executed this Agreement by their duly authorized officers as of the date first above written.

                                                     BORROWERS:

                                                     WINDSORTECH, INC.

                                                     By: /s/ Edward L. Cummings
                                                        ------------------------
                                                        Edward L. Cummings,
                                                        Chief Financial Officer


                                                     QUALTECH INTERNATIONAL
                                                     CORPORATION

                                                     By: /s/ Edward L. Cummings
                                                        ------------------------
                                                        Edward L. Cummings,
                                                        Chief Financial Officer


                          QUALTECH SERVICES GROUP, INC.

                                                     By: /s/ Edward L. Cummings
                                                        ------------------------
                                                        Edward L. Cummings,
                                                        Chief Financial Officer


                                                     LENDER:

                                                     FIFTH THIRD BANK


                                                     By:  /s/ David G. Fuller
                                                        ------------------------
                                                          David G. Fuller, Vice
                                                          President

                                  SCHEDULE 1.1
                             (Borrowers' Facilities)




     Windsortech, Inc.

         Leased

              70 Lake Drive
               Hightstown, NJ  08520

              126 Daniel Street
              Suite 120
              Portsmouth, NH  03801

              400 Royal Palm Way
              Suite 302
              Palm Beach, FL  33480

     Qualtech International Corporation and Qualtech Services Group, Inc.

         Leased

              3225 Neil Armstrong Boulevard
              Suite 600
              Eagan, MN  55121

                                  SCHEDULE 3.3
                                  (Litigation)

PNC Bank v. Windsortech, Inc., Superior Court of New Jersey, Camden Co. Civil Action No.: L-233-04. Approx $55,000

                                  SCHEDULE 3.5
                           (Noncompetition Agreements)


         Schedule 3.5 has been redacted for confidentiality purposes but has no material impact or effect on the company or this transaction.

                                  SCHEDULE 3.12
                    (Subsidiaries; Partnerships; Affiliates)


Employment contracts with non-compete, stock rights, bonus rights

         Marc Sherman

         Seth A. Grossman

         Edward L. Cummings

         Joel L. Owens

         Vivek J. Agarwal

Warrant Agreements with Affiliate

         Barron Partners LP

Agreements with Affiliate

Lease between Windsortech, Inc and Varilease Technology Finance Group, Inc., 8451 Boulder Court, Walled Lake, MI 48390. Varilease is owned by Robert W. VanHellemont, a member of the Board of Directors

                                   EXHIBIT 2.1
                   (Form of Revolving Credit Promissory Note)
                   ------------------------------------------

                           A FIFTH THIRD BANCORP BANK
                           ---------------------------
                        REVOLVING CREDIT PROMISSORY NOTE

OFFICER NO. 4748                                          NOTE No. ____________

$4,250,000                                                May 3, 2005


Promise to Pay. On or before April 1, 2007 (the "Maturity Date"), the undersigned, WindsorTech, Inc., a Delaware corporation with an address of 70 Lake Drive, Hightstown, New Jersey 08520 ("WindsorTech"); QualTech International Corporation, a Delaware corporation with an address of 70 Lake Drive, Hightstown, New Jersey 08520 ("QIC"); and QualTech Services Group, Inc., a Delaware corporation with an address of 70 Lake Drive, Hightstown, New Jersey 08520 ("QSGI") (each, a "Borrower", and, collectively, the "Borrowers"), for value received, hereby jointly and severally promise to pay to the order of FIFTH THIRD BANK, an Ohio banking corporation (together with its successors and assigns, "Lender"), at 38 Fountain Square Plaza, MD #10AT63, Cincinnati, Ohio 45263, or such other address as Lender may provide from time to time, the sum of FOUR MILLION TWO HUNDRED FIFTY THOUSAND AND 00/100 Dollars ($4,250,000), plus interest as provided herein, or so much thereof as is loaned by Lender to Borrowers as Revolving Loans pursuant to the Credit Agreement between Lender and Borrowers dated of even date herewith (as the same may be amended, renewed, consolidated, restated or replaced from time to time, the "Credit Agreement"). The outstanding balance of this Revolving Credit Promissory Note (this "Note") shall appear on supplemental bank records and is not necessarily the face amount of this Note, which record shall evidence the balance due pursuant to this Note at any time. As used herein, "Local Time" means the time at the office of Lender specified in this Note.

This Note, and any request by Borrowers from time to time for an advance of a specified principal amount hereunder, shall be subject to the terms and conditions of the Credit Agreement. Capitalized terms used herein which are not otherwise defined in this Note shall have the meanings set forth in the Credit Agreement. This Note is entitled to the benefits and security of the Credit Agreement, including, without limitation, acceleration upon the terms provided therein, and in the other Loan Documents.

The entire unpaid principal balance of this Note, together with all accrued and unpaid interest and any other charges, advances and fees, if any, outstanding hereunder, shall be due and payable in full on the earlier of the Maturity Date or upon acceleration of the Indebtedness evidenced by this Note, notwithstanding any other inconsistent or contradictory provisions contained in this Note.

Upon the occurrence and during the continuance of any Event of Default, the entire unpaid principal balance of this Note, together with all accrued but unpaid interest, and all other Obligations, shall, at Lender's option, become immediately due and payable, except that if there occurs an Event of Default of the type described in Sections 6.1(d), 6.1(e), or 6.1(k) of the Credit Agreement, the entire principal balance of this Note, together with all accrued but unpaid interest, and all other Obligations shall become automatically and immediately due and payable without notice, which Borrowers hereby waive.

Interest. Principal amounts outstanding under this Note shall bear interest commencing on the date of the first advance hereunder at a rate floating per annum equal to the rate of interest per annum established from time to time by Lender at its principal office as its "Prime Rate" plus 1.0% (the "Interest Rate") (it being understood by Borrowers that such Prime Rate is established for reference purposes only and not as Lender's best loan rate). Any adjustment in the interest rate resulting from a change in Lender's Prime Rate shall become effective as of the opening of business on the date of change (or if not a Business Day, the beginning of the day). Interest on the principal amount shall be calculated based on a 360-day year and charged for the actual number of days elapsed, and shall be payable on the first day of each calendar month.

Maximum Rate. In no event shall the Interest Rate provided for hereunder, together with all fees and charges as provided for herein or in any other Loan Document which are treated as interest under applicable law (collectively with interest, the "Charges"), exceed the maximum rate legally chargeable by Lender under applicable law for loans of the type provided for hereunder (the "Maximum Rate"). If, in any month, the Charges, absent such limitation, would have exceeded the Maximum Rate, then the Charges for that month shall be at the Maximum Rate, and, if in future months, such Charges would otherwise be less than the Maximum Rate, then such Charges shall remain at the Maximum Rate until such time as the amount of Charges paid hereunder and under the other Loan Documents equals the amount of Charges which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations, the total amount of Charges paid or accrued in respect of the Indebtedness evidenced by this Note and the other Obligations is less than the total amount of Charges which would, but for this paragraph, have been paid or accrued if the Charges otherwise set forth in this Note and in the other Loan Documents had at all times been in effect, then Borrowers shall, to the extent permitted by applicable law, pay to Lender an amount equal to the difference between: (a) the lesser of: (i) the amount of Charges which would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of Charges which would have accrued had such Charges otherwise provided for in this Note and in the other Loan Documents at all times been in effect and (b) the amount of Charges actually paid or accrued in respect of the Indebtedness evidenced by this Note or any of the other Loan Documents. In the event that a court of competent jurisdiction determines that Lender has received any Charges in respect of the Indebtedness evidenced by this Note and the other Loan Documents in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations owed to Lender other than any Charges, in the inverse order of maturity, and if there are no Obligations to Lender outstanding, Lender shall refund to Borrowers (or to such Person to which Lender is directed by a court of competent jurisdiction) such excess.

Use of Proceeds. Borrowers certify that the proceeds of the Revolving Loans will be used for business purposes in accordance with the Credit Agreement.

Default Rate. After the occurrence and during the continuation of an Event of Default, Borrowers agree that Lender may, without notice, increase the Interest Rate by an additional 3.0% per annum (the "Default Rate"); provided that this paragraph shall not be deemed to constitute a waiver of any Event of Default or an agreement by Lender to permit any late payments whatsoever.

Prepayment. Borrowers may prepay all or any part of this Note at any time without penalty.

Entire Agreement. Borrowers agree that there are no conditions or understandings which are not expressed in this Note and the other Loan Documents.

Severability. If any provision of this Note is held to be invalid by a court of competent jurisdiction in a final order, the invalid provision will, subject to the provisions of this Note with respect to the Maximum Rate of interest, be deemed severed from this Note and shall not affect any part of the remainder of the provisions of this Note.

Assignment. Borrowers agree not to assign any of Borrowers' rights, remedies or obligations described in this Note without the prior written consent of Lender, which consent may be withheld in Lender's sole discretion. Borrowers agree that Lender may assign some or all of its rights and remedies described in this Note without prior consent from Borrowers, provided that Lender will promptly notify Borrowers of a total assignment of this Note.

Modification; Waiver of Lender. The modification or waiver of any of Borrowers' obligations or Lender's rights under this Note must be contained in a writing signed by Lender and Borrowers. Lender may perform Borrowers' obligations, or delay or fail to exercise any of its rights or remedies, without causing a waiver of those obligations or rights. A waiver on one occasion shall not constitute a waiver on another occasion. Borrowers' obligations under this Note shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases (i) any of the obligations belonging to any co-borrower, indorser or guarantor, (ii) any of its rights against any co-borrower, guarantor or indorser, or (iii) any of the Loan Collateral.

Waivers of Borrowers. Demand, presentment, protest and notice of dishonor, notice of protest and notice of default are hereby waived by each Borrower, and any indorser or guarantor hereof. Borrowers and all co-makers and accommodation makers of this Note hereby waive all suretyship defenses, including, but not limited to, all defenses based upon impairment of collateral and all suretyship defenses described in Section 3-605 of the Uniform Commercial Code (the "UCC"). Such waiver is entered to the fullest extent permitted by Section 3-605 of the UCC.

Governing Law; Consent to Jurisdiction. This Note is delivered in, is intended to be performed in, will be construed and enforceable in accordance with and governed by the internal laws of, the State of Ohio, without regard to principles of conflicts of law. Each Borrower agrees that the state and federal courts in Hamilton, County Ohio where Lender is located shall have exclusive jurisdiction over all matters arising out of this Note, WITHOUT LIMITATION ON THE ABILITY OF LENDER, ITS SUCCESSORS AND ASSIGNS, TO INITIATE AND PROSECUTE IN ANY APPLICABLE JURISDICTION ACTIONS RELATED TO THE

REPAYMENT AND COLLECTION OF THE OBLIGATIONS AND THE EXERCISE OF ALL OF LENDER'S RIGHTS AGAINST BORROWERS WITH RESPECT THERETO AND ANY SECURITY OR PROPERTY OF BORROWERS, INCLUDING DISPOSITIONS OF THE LOAN COLLATERAL, and that service of process in any such proceeding shall be effective if mailed to Borrowers at the address set forth herein by certified mail, return receipt requested, if such service of process is received by Borrowers.

JURY WAIVER. EACH BORROWER AND LENDER WAIVE THE RIGHT TO A TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                [Remainder of this Page Left Intentionally Blank]

         IN WITNESS WHEREOF, each Borrower has executed this Note by its duly authorized officer as of the date first above written.

WINDSORTECH, INC.

By:
   -----------------------------------------------------------
     Edward L. Cummings, Chief Financial Officer


QUALTECH INTERNATIONAL
CORPORATION

By:
   -----------------------------------------------------------
     Edward L. Cummings, Chief Financial Officer


QUALTECH SERVICES GROUP, INC.

By:
   -----------------------------------------------------------
     Edward L. Cummings, Chief Financial Officer

                                 EXHIBIT 4.3(e)
                       (Officer's Compliance Certificate)

                       For the [Quarterly] [Annual] Period
                             from __________ , 200_
                              to ___________ , 200_

To: Fifth Third Bank pursuant to that certain Credit Agreement (the "Agreement"), dated as of May 3, 2005, by and among Fifth --------- Third Bank, WindsorTech, Inc., QualTech International Corporation and QualTech Services Group, Inc.

Ladies and Gentlemen:

This Officer's Compliance Certificate (this "Certificate") is delivered to you pursuant to Section 4.3(e) of the Agreement. Unless otherwise stated in this Certificate, capitalized terms used in this Certificate are defined in the Agreement.

The undersigned hereby certifies to you as follows:

     1.   The undersigned  is, and at all times  mentioned  herein has been, the
          duly  elected,   qualified  and  acting  Chief  Financial  Officer  of
          WindsorTech, Inc. (the "Company").

     2. The undersigned has reviewed the provisions of the Agreement and the other Loan Documents (collectively, the "Documents"), and has reviewed the activities of the Company and its Subsidiaries (the "Consolidated Group") during the period from ____________, 200_, to ______________,
          200_ (the "Subject Period"), which are under the supervision of the undersigned, with a view towards determining whether, during the Subject Period, the Consolidated Group has kept, observed, performed and fulfilled all of their obligations under the Documents.

     3. The financial statements of the Consolidated Group delivered to you concurrently herewith have been prepared in accordance with generally accepted accounting principles ("GAAP") and fairly present in all material respects (subject to year-end adjustment) the financial condition and results of operations of the Consolidated Group, on a consolidated and consolidating basis, at the date and for the period indicated therein. [Delete parenthetical for Annual Certificate.]

     4. To the actual knowledge of the undersigned, no Event of Default has occurred and is continuing, nor any event which upon notice, lapse of time, the satisfaction of any other condition, or all of them, would constitute such an Event of Default, except for such defaults, if any, described on Schedule A attached. (If any are described, state nature and status thereof and actions proposed to be taken with respect thereto.)

     5. The calculations shown on Schedule B attached hereto demonstrate compliance with Sections 5.3, 5.10, 5.11 and 5.12 of the Agreement.

     6. Attached hereto as Schedule C are summaries of accounts payable agings, accounts receivable agings and inventory.

     7. Attached hereto as Schedule D are current projections of the Company for the period from ____________, 200_ to ______________, 200_
          ("Projections"). Schedule D states (i) the assumptions on which the Projections were prepared and (ii) that the assumptions, except as otherwise noted on Schedule D, were prepared on a consistent basis with the operation of the Consolidated Group's business during the immediately preceding Fiscal Year and with factors known to exist as of the date of this Certificate or reasonably anticipated to exist during the periods covered by the Projections to the actual knowledge of the undersigned. The undersigned certifies that he has no reason to believe that the Projections, subject to the assumptions stated on Schedule D, are false or misleading in any material respect.

     8. Attached hereto as Schedule E is a list of all Indebtedness for borrowed money of the Consolidated Group outstanding on the date hereof, including the outstanding principal amount of each such debt issue or loan and the amount of unpaid and accrued interest with respect to each such issue or loan.

     9. Attached hereto as Schedule F is a current narrative report of the business and affairs of the Consolidated Group which includes, but is not limited to, a comparison of the actual results of the Consolidated Group's operations during the Subject Period [and during the portion of the fiscal year then ended] to those budgeted for such period[s], along with a brief description and explanation of any budget variances. [Delete second and third parenthetical references for Annual Certificate.]

         The undersigned certifies to you that the foregoing Certificate is true and correct and in accordance with the terms of the Credit Agreement.

                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                                      Chief Financial Officer

Schedules:
A - Defaults
B - Calculations
C - Summaries of Accounts, Payables and Inventory
D - Projections
E - Indebtedness for Borrowed Money
F - Narrative Reports

                                   Schedule A
                                       to
                        Officer's Compliance Certificate


                                    Defaults

                                 [See Attached]

                                   Schedule B
                                       to
                        Officer's Compliance Certificate

           For the [Fiscal Year/Fiscal Quarter] Ended _________, 200_

All calculations are in accordance with Credit Agreement definitions and provisions:

A.       Capital Expenditures ss. 5.3

--------------------------------------- --------------- ---------------
During Fiscal Year ending on:              12-31-05        12-31-06
--------------------------------------- --------------- ---------------
1. Real Estate
--------------------------------------- --------------- ---------------
2. Plant
--------------------------------------- --------------- ---------------
3. Machinery
--------------------------------------- --------------- ---------------
4. Equipment
--------------------------------------- --------------- ---------------
5. Capital Lease obligations
--------------------------------------- --------------- ---------------

--------------------------------------- --------------- ---------------
Capital Expenditures: 1+2+3+4+5=
--------------------------------------- --------------- ---------------

--------------------------------------- --------------- ---------------
Maximum Allowed Capital Expenditures:     $300,000        $300,000
--------------------------------------- --------------- ---------------



B. Consolidated Fixed Charge Coverage Ratio ss. 5.10.

All figures and calculations based on consolidated financial information from the Consolidated Group, unless otherwise noted.

------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
Test Period:  12 month period ending on:                         06-30-05         09-30-05         12-31-05          3-31-06
------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------

------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
1. Consolidated EBITDA:
------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
   a. Net Income (exclusive of extraordinary items, etc.)
------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
   b.  Depreciation/Amortization
------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
   c.  Interest
------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
   d.  Income/Franchise Taxes
------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------

------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
2. 1a + 1b + 1c + 1d  =
------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------

------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
3. Issuance of Subordinated Indebtedness:
------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------

------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
4. Proceeds from Conversion of Warrants from WindsorTech:
------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------

------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
5. 2 + 3 + 4 =
------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------

------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
6. Consolidated Fixed Charges:
------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
   a.  Principal Payments
------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
   b.  Capital Lease Payments
------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
   c.  Interest
------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
   d. Capital Expenditures (exclusive of financed Capital Expenditures or pursuant to capital leases)
------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
   e.  Income/Franchise Taxes
------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
   f.  Cash Payments for Consented to Acquisitions
------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
   g.  Cash Payments for Consented to Stock Repurchases
------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
   h.  Cash Payments for Consented to Dividends
------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------

------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
7.  6a + 6b + 6c + 6d + 6e + 6f + 6g + 6h =
------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------

------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
8. Consolidated Fixed Charge Coverage Ratio = 5 divided by 7:
------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------

------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------
10.  Required Ratio:                                             1.1 to 1         1.1 to 1         1.1 to 1         1.1 to 1
------------------------------------------------------------- ---------------- ---------------- ---------------- ----------------


                                       53





------------------------------------------------------------- ---------------- ---------------- ----------------
Test Period:  12 Month Period ending on:                         06-30-06         09-30-06         12-31-06
------------------------------------------------------------- ---------------- ---------------- ----------------

------------------------------------------------------------- ---------------- ---------------- ----------------
1. Consolidated EBITDA:
------------------------------------------------------------- ---------------- ---------------- ----------------
   a. Net Income (exclusive of extraordinary items, etc.)
------------------------------------------------------------- ---------------- ---------------- ----------------
   b.  Depreciation/Amortization
------------------------------------------------------------- ---------------- ---------------- ----------------
   c.  Interest
------------------------------------------------------------- ---------------- ---------------- ----------------
   d.  Income/Franchise Taxes
------------------------------------------------------------- ---------------- ---------------- ----------------

------------------------------------------------------------- ---------------- ---------------- ----------------
2. 1a + 1b + 1c + 1d  =
------------------------------------------------------------- ---------------- ---------------- ----------------

------------------------------------------------------------- ---------------- ---------------- ----------------
3. Issuance of Subordinated Indebtedness:
------------------------------------------------------------- ---------------- ---------------- ----------------

------------------------------------------------------------- ---------------- ---------------- ----------------
4. Proceeds from Conversion of Warrants from WindsorTech:
------------------------------------------------------------- ---------------- ---------------- ----------------

------------------------------------------------------------- ---------------- ---------------- ----------------
5. 2 + 3 + 4 =
------------------------------------------------------------- ---------------- ---------------- ----------------

------------------------------------------------------------- ---------------- ---------------- ----------------
6. Consolidated Fixed Charges:
------------------------------------------------------------- ---------------- ---------------- ----------------
   a.  Principal Payments
------------------------------------------------------------- ---------------- ---------------- ----------------
   b.  Capital Lease Payments
------------------------------------------------------------- ---------------- ---------------- ----------------
   c.  Interest
------------------------------------------------------------- ---------------- ---------------- ----------------
   d. Capital Expenditures (exclusive of financed Capital Expenditures or pursuant to capital leases)
------------------------------------------------------------- ---------------- ---------------- ----------------
   e.  Income/Franchise Taxes
------------------------------------------------------------- ---------------- ---------------- ----------------
   f.  Cash Payments for Consented to Acquisitions
------------------------------------------------------------- ---------------- ---------------- ----------------
   g.  Cash Payments for Consented to Stock Repurchases
------------------------------------------------------------- ---------------- ---------------- ----------------
   h.  Cash Payments for Consented to Dividends
------------------------------------------------------------- ---------------- ---------------- ----------------

------------------------------------------------------------- ---------------- ---------------- ----------------
7.  6a + 6b + 6c + 6d + 6e + 6f + 6g + 6h =
------------------------------------------------------------- ---------------- ---------------- ----------------

------------------------------------------------------------- ---------------- ---------------- ----------------
8. Consolidated Fixed Charge Coverage Ratio = 5 divided by 7:
------------------------------------------------------------- ---------------- ---------------- ----------------

------------------------------------------------------------- ---------------- ---------------- ----------------
10.  Required Ratio:                                             1.1 to 1         1.1 to 1         1.1 to 1
------------------------------------------------------------- ---------------- ---------------- ----------------



                                       54



C. Consolidated Senior Indebtedness to Consolidated Tangible Net Worth ss. 5.11.

All figures and calculations based on consolidated financial information from the Consolidated Group, unless otherwise noted.

-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
Fiscal Quarter or Fiscal Year ending on:                          06-30-05         09-30-05        12-31-05         03-31-06
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
1. Indebtedness for Borrowed Money:
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
2. Subordinated Indebtedness:
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
3.  2a + 2b =
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
4. Consolidated Senior Indebtedness = 1 minus 2
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
5. Book Net Worth in accordance with GAAP:
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
6. Intangibles in accordance with GAAP:
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
7. Affiliate Accounts, etc.:
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
8. Gains:
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
     a. write-up or sale of assets
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
     b. acquisition of debt securities or forgiveness of debt
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
     c. goodwill
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
     d. extraordinary gains
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
9. 6 + 7 + 8a + 8b + 8c + 8d =
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
10. Consolidated Tangible Net Worth = 5 minus 9
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
11. 4 divided by 10 =
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
12.  Required Covenant (not greater than):                        2.0 to 1         2.0 to 1        2.0 to 1         2.0 to 1
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------




                                       55




-------------------------------------------------------------- ---------------- --------------- ----------------
Fiscal Quarter or Fiscal Year ending on:                          06-30-06         09-30-06        12-31-06
-------------------------------------------------------------- ---------------- --------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ----------------
1. Indebtedness for Borrowed Money:
-------------------------------------------------------------- ---------------- --------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ----------------
2. Subordinated Indebtedness:
-------------------------------------------------------------- ---------------- --------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ----------------
3.  2a + 2b =
-------------------------------------------------------------- ---------------- --------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ----------------
4. Consolidated Senior Indebtedness = 1 minus 2
-------------------------------------------------------------- ---------------- --------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ----------------
5. Book Net Worth in accordance with GAAP:
-------------------------------------------------------------- ---------------- --------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ----------------
6. Intangibles in accordance with GAAP:
-------------------------------------------------------------- ---------------- --------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ----------------
7. Affiliate Accounts, etc.:
-------------------------------------------------------------- ---------------- --------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ----------------
8. Gains:
-------------------------------------------------------------- ---------------- --------------- ----------------
     a. write-up or sale of assets
-------------------------------------------------------------- ---------------- --------------- ----------------
     b. acquisition of debt securities or forgiveness of debt
-------------------------------------------------------------- ---------------- --------------- ----------------
     c. goodwill
-------------------------------------------------------------- ---------------- --------------- ----------------
     d. extraordinary gains
-------------------------------------------------------------- ---------------- --------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ----------------
9. 6 + 7 + 8a + 8b + 8c + 8d =
-------------------------------------------------------------- ---------------- --------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ----------------
10. Consolidated Tangible Net Worth = 5 minus 9
-------------------------------------------------------------- ---------------- --------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ----------------
11. 4 divided by 10 =
-------------------------------------------------------------- ---------------- --------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ----------------
12.  Required Covenant (not greater than):                        2.0 to 1         2.0 to 1        2.0 to 1
-------------------------------------------------------------- ---------------- --------------- ----------------




D. Minimum Consolidated Tangible Net Worth ss. 5.12.

All figures and calculations based on consolidated financial information from the Consolidated Group, unless otherwise noted.

-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
Fiscal Quarter or Fiscal Year ending on:                          06-30-05         09-30-05        12-31-05         03-31-06
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
1. Book Net Worth in accordance with GAAP:
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
2. Intangibles in accordance with GAAP:
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
3. Affiliate Accounts, etc.:
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
4. Gains:
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
     a. write-up or sale of assets
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
     b. acquisition of debt securities or forgiveness of debt
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
     c. goodwill
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
     d. extraordinary gains
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
5. 2 + 3 + 4a + 4b + 4c + 4d =
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
6. Consolidated Tangible Net Worth = 1 minus 5
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------
7.  Required Covenant (not less than):                           $3,000,000       $3,000,000      $3,000,000       $3,000,000
-------------------------------------------------------------- ---------------- --------------- ---------------- ----------------




                                       57




-------------------------------------------------------------- ---------------- --------------- ----------------
Fiscal Quarter or Fiscal Year ending on:                          06-30-06         09-30-06        12-31-06
-------------------------------------------------------------- ---------------- --------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ----------------
1. Book Net Worth in accordance with GAAP:
-------------------------------------------------------------- ---------------- --------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ----------------
2. Intangibles in accordance with GAAP:
-------------------------------------------------------------- ---------------- --------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ----------------
3. Affiliate Accounts, etc.:
-------------------------------------------------------------- ---------------- --------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ----------------
4. Gains:
-------------------------------------------------------------- ---------------- --------------- ----------------
     a. write-up or sale of assets
-------------------------------------------------------------- ---------------- --------------- ----------------
     b. acquisition of debt securities or forgiveness of debt
-------------------------------------------------------------- ---------------- --------------- ----------------
     c. goodwill
-------------------------------------------------------------- ---------------- --------------- ----------------
     d. extraordinary gains
-------------------------------------------------------------- ---------------- --------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ----------------
5. 2 + 3 + 4a + 4b + 4c + 4d =
-------------------------------------------------------------- ---------------- --------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ----------------
6. Consolidated Tangible Net Worth = 1 minus 5
-------------------------------------------------------------- ---------------- --------------- ----------------

-------------------------------------------------------------- ---------------- --------------- ----------------
7.  Required Covenant (not less than):                           $3,000,000       $3,000,000      $3,000,000
-------------------------------------------------------------- ---------------- --------------- ----------------


                                   Schedule C
                                       to
                        Officer's Compliance Certificate


                  Summaries of Accounts, Payables and Inventory

                                 [See Attached]

                                   Schedule D
                                       to
                        Officer's Compliance Certificate


                                   Projections

                                 [See Attached]

                                   Schedule E
                                       to
                        Officer's Compliance Certificate


                         Indebtedness for Borrowed Money

                                 [See Attached]

                                   Schedule F
                                       to
                        Officer's Compliance Certificate


                                Narrative Reports


                                 [See Attached]

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



                                 EXHIBIT 4.3(h)
                          (Borrowing Base Certificate)

                                FIFTH THIRD BANK
                                COLLATERAL REPORT

Borrowers: WindsorTech, Inc., QualTech International Corporation, and QualTech Services Group, Inc.

Date Prepared:______________________

A/R Last Report dated:  _______________                                $_________________________

Plus:    Sales                                                         $_________________________

Less:    Collections:                                                  $_________________________

         Others: (C/M, Discounts, etc.)                                $_________________________

New A/R Balance as of _____________________                            $_________________________

Less:    Ineligibles:
         Past Due (Over 90 days
         Past invoice date)         ___________________
         25% Rule                   ___________________
         25% Concentration Rule     ___________________
         Spec. Terms                ___________________
         Contra                     ___________________
         Foreign                    ___________________
         Other                      ___________________

TOTAL INELIGIBLES:                                                     $___________________________

NET RECEIVABLES:                                                       $___________________________
Rate of Advance                                                                         80%
A/R AVAILABILITY (A)                                                   $___________________________

GROSS INVENTORY AS OF ______________________                           $___________________________

Less:    Ineligibles
         Work in Process            __________________
         Other:                     __________________


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TOTAL  INELIGIBLES                                                     $___________________________

NET INVENTORY                                                          $___________________________

NET INVENTORY IDENTIFIED WITH PO'S                                     $___________________________
Rate of Advance                                                                         60%

NET INVENTORY NOT IDENTIFIED WITH PO'S                                 $___________________________
Rate of Advance                                                                         40%

INVENTORY AVAILABILITY ($1,500,000 CAP) (B)                            $___________________________


TOTAL COLLATERAL AVAILABILITY(A+B)
                                                                       $___________________________

Less Reserves                                                          $___________________________

TOTAL LOAN AVAILABILITY                                                $___________________________

Less Loan Balance as of ___________                                    $___________________________

EXCESS AVAILABILITY:                                                   $___________________________

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AMOUNT OF PREPAID CONTRACTS:        $_____________________

AMOUNT OF INDEBTEDNESS OWING FROM AFFILIATES:

To WindsorTech:            $__________________
To QIC:                    $__________________
To QSGI:                   $__________________

The terms and conditions of this Collateral Report are governed by the Credit Agreement executed by and among WindsorTech, Inc. ("WindsorTech"), QualTech International Corporation ("QIC"), and QualTech Services Group, Inc. ("QSGI") (collectively, "Borrowers"), and Fifth Third Bank, an Ohio banking corporation ("Bank"), as may have been amended, supplemented or restated from time to time; all definitions, undertakings, obligations, covenants and warranties applicable to Borrowers under the Credit Agreement including, without limitation, the assignment by Borrowers to Bank of collateral, are hereby acknowledged by Borrowers to be in full force and effect.

Borrowers, by execution hereof, warrant and represent the following:

     a) There exists no Event of Default (as defined pursuant to the Credit Agreement);

     b) Borrowers have read and are familiar with the Credit Agreement, understand each term and condition set forth therein, undertake to comply therewith;

     c) There exists no Lien (as defined pursuant to the Credit Agreement) other than any Permitted Lien (as defined pursuant to the Credit Agreement) or other similar act or condition which would impair, restrict or limit Bank's rights with respect to the Loan Collateral (as defined pursuant to the Credit Agreement), including, without limitation, items of collateral reported herein; and

     d) Borrowers represent and warrant that the collateral balances reported herein are true and correct.

           Borrowers:     WindsorTech Inc.
                          QualTech International Corporation
                          QualTech Services Group, Inc.

                      By:  ______________________________

                      Its: ______________________________

                      Date:______________________________
527095.7






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